UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03451

SEI Daily Income Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: January 31, 2019

Date of reporting period: January 31, 2019

Item 1.	Reports to Stockholders.

January 31, 2019

ANNUAL REPORT

SEI Daily Income Trust

>   Government Fund

>   Government II Fund

>   Treasury Fund

>   Treasury II Fund

>   Ultra Short Duration Bond Fund

>   Short-Duration Government Fund

>   GNMA Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Since the Funds in SEI Daily Income Trust typically hold only fixed income securities, they generally are not expected to hold securities for which they may be required to vote proxies. Regardless, in light of the possibility of the possibility that a Fund could hold a security for which a proxy is voted, the Trust has adopted proxy voting policies. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

January 31, 2019

To Our Shareholders

After an extended period of historical calm and steady gains, volatility returned to financial markets during the fiscal year ending January 31, 2019, with a selloff toward the end of the reporting period that sent most global indexes into or near bear market territory. Trade war fears, Italian budget negotiations, ongoing Brexit discussions, and a flattening U.S. yield curve all weighed on investor expectations. The ongoing U.S. and China trade dispute hit a boiling point in the second half of 2018, resulting in a tit-for-tat strategy that saw various threats of tariffs from both parties.

Many of the expectations we had at the start of the Funds’ most recently completed fiscal year, from the start of January 2018 through the end of December 2018, were actualized. The pace of interest-rate increases by the Federal Reserve (“Fed”) largely followed the market’s projections. Short-term rates rose by a greater magnitude than long-term rates after the Federal Reserve raised rates four times during the reporting period, and the yield-curve flattened to a post-recession low.

The European Central Bank ended its bond-buying program at the end of 2018 but made assurances that it would reinvest maturing securities for some time to help keep rates low. The Japanese yen finished the period slightly higher against the U.S. dollar as the Bank of Japan (“BOJ”) held monetary policy stable through the fiscal year; the currency was also viewed as a safe-haven asset during equity market selloffs both early and late in the year. Driven by trade-related tensions, China’s currency slid to a 10-year low against the U.S. dollar toward the end of the fiscal period before a slight recovery late in the year.

Oil prices rose for much of the fiscal year to a four-year high, supported by geopolitical tensions and news that Saudi Arabia and Russia would extend an agreement to curb output. However, growing concerns over falling demand and increasing global supply, along with a broad selloff in risk assets, helped drive a correction that sent the commodity down as much as 40% from its earlier highs during the last three months of the year.

Geopolitical Events

U.S. elections in early November 2018 produced a partial shift in power away from Republicans and toward Democrats in Congress and statehouses across the country. The new balance of authority in Congress should substantially limit the ability of President Donald Trump and Republicans to pass meaningful legislation; it also enhances the investigatory powers available to Democrats, thereby adding to political risk for the Trump administration.

The partial shutdown of the U.S. government lasted over a month due to an impasse between Congress and President Trump’s administration about whether to fund a multi-billion dollar wall on the U.S.-Mexico border championed by the president. Trump ultimately relented just before the end of the fiscal period, enabling federal workers to receive pay again and setting up a three-week negotiation window.

A meeting between Trump and North Korean Supreme Leader Kim Jong-Un garnered headlines but ended with vague commitments. President Trump backed out of a multi-party nuclear disarmament agreement with the Iranian Republic and re-imposed sanctions on Iran despite the International Atomic Energy Agency’s assurance that Iran remained compliant with the terms of the accord; all other original signatories to the deal remained committed.

The U.S. escalated its trade fight with China during the fiscal year, enacting tariffs of 10% on $200 billion of Chinese products and promising to increase them to 25% in the New Year. President Trump pointed to an additional prospective $267 billion in Chinese products that could also be subjected to tariffs if China were to retaliate—which it did, although on a significantly smaller scale (applying duties of 5% to 10% on $60 billion of U.S. exports to China). China asked the World Trade Organization to impose sanctions on the U.S. during the reporting period in response to disputes dating back several years. The situation improved after the countries’ leaders conducted a trade-focused meeting on the sidelines of the early-December G20 summit, agreeing to delay punitive actions and producing a three-month roadmap toward more substantive progress.

NAFTA’s successor came into focus during the year—first when the U.S. and Mexico came to an agreement in August, and then when the U.S. and Canada finally ironed out their differences in the last few hours of September. Now called the United States-Mexico-Canada Agreement, the revised deal is expected to strengthen its

SEI Daily Income Trust / Annual Report / January 31, 2019	1

LETTER TO SHAREHOLDERS (Continued)

January 31, 2019

predecessor’s provisions and improve labor standards. The U.S. is projected to offer Canada and Mexico relief from automobile-related trade barriers as a result of the new agreement, although aluminum and steel tariffs will remain.

A raft of overseas political surprises unfolded during the reporting period. The anti-EU implications of a new Italian government taking shape rattled financial markets in May, then again as a rejection of the coalition’s first choice for economy minister seemed to set the stage for another round of elections and associated delays. Spain’s government also experienced turnover as center-right Prime Minister Mariano Rajoy suffered a no-confidence vote and was replaced by socialist leader Pedro Sanchez at the beginning of June. U.K. Prime Minister Theresa May declared that Brexit negotiations had reached an impasse after EU leaders rejected her so-called Chequers plan, which had become a rallying point for cabinet officials. The U.K. Parliament also rejected May’s deal, with the vote coming only 10 weeks before Britain was scheduled to leave the EU.

Economic Performance

U.S. economic growth slowed to 2.0% annualized at the start of the fiscal period—in line with the typically mild pace of the three-month period ending March, yet slower than the rate of expansion recorded in the fourth quarter. Second-quarter GDP grew 4.2%, its highest annualized growth rate since 2014, primarily on strong business expenditures and a jump in exports ahead of expected retaliatory tariffs. Consumer spending also accelerated, by 4.0%, after growing by the slowest rate in five years during the previous quarter. Third-quarter GDP was a still-solid 3.4%, pointing to a slight drop in consumer spending and a broader decline in exports.

The labor market remained robust throughout the year: the unemployment rate fell, finishing the period at 4.0%, after touching 3.7% earlier in the year, a 49-year low; the labor-force participation rate ended at 63.2%, up slightly from a year ago. Average hourly earnings gained 3.2% over the year, although a modest increase in price pressures weighed on real personal income growth as the period progressed. The historically strong labor market and improving wage growth helped boost the debt profile of the U.S. consumer. The Fed raised its target interest rate four times during the period and continued to unwind its balance sheet, with the pace accelerating to $40 billion per month by the end of the year, a reversal of the quantitative easing that has been supportive of bond prices in recent years.

Market Developments

For the fiscal year ending January 31, 2019, growth stocks, in general, outperformed value stocks. The U.S. equity market experienced a significant decline during the second half of the fiscal year as concerns about rising interest rates, trade issues, and softening global economic growth weighed on investor sentiment. The highly-cyclical materials and energy sectors experienced significant selloffs, while the healthcare and utilities sectors, in particular, outperformed and helped mitigate some damage in the falling market. However, the fiscal year closed on a strong note, as the final month was the best January for equities in thirty years.

The final quarter of the fiscal period erased most major index gains for the year; the Russell 1000 Growth Index finished up just 0.24%, while the Russell 1000 Value Index declined 4.81% over the same period.

Large-cap stocks outperformed, with U.S. large caps (Russell 1000 Index) outpacing small caps (Russell 2000 Index), falling 2.17% and 3.52%, respectively.

The risk-off sentiment that pushed global equities lower overall was also visible in fixed-income markets, with high-yield underperforming government bonds. A continuing theme for U.S. fixed-income markets was the flattening yield curve, as short-term yields rose more than long-term yields. In early December, the spread between 2-year and 10-year Treasury bonds compressed to 11 basis points, its narrowest point in more than 11 years. At the same time, the spread between 2-year and 5-year Treasurys inverted, as did the spread between 3-year and 5-year Treasurys. The Federal Open Market Committee increased the federal-funds rate in mid-December—the fourth time in 2018—while softening its projections for future rate increases. The rate hike pushed short-term yields higher, while increases in longer-term bond yields were more muted as inflation and long-term economic growth expectations remained subdued. Yields for 10-year government bonds declined and ended the period nine basis points lower at 2.63%, while 2-year yields climbed 31 basis points during the year, to 2.45%.

2	SEI Daily Income Trust / Annual Report / January 31, 2019

Front-end Treasury yields moved higher in response to the Fed increasing the fed-funds target rate to 2.25%-2.50%, marking the fourth rate hike during the reporting period and ninth during this tightening cycle. Jerome Powell succeeded Janet Yellen as Fed Chair, and Randal Quarles was named vice chair for bank supervision. Marvin Goodfriend, a former Fed economist, was chosen to fill one of three open governor seats just before the start of the fiscal period; however, his nomination appeared in limbo after the year ended without a Senate confirmation or re-nomination with the current Congress. President Trump signed the Tax Cuts and Jobs Act into law just prior to the start of the reporting period, introducing several new policies, including a cap on state and local tax deductions, a one-time repatriation tax on overseas cash, a move to a territorial tax system and a permanent drop in the corporate tax rate from 35% to 21%.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities, were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) sunk 8.23% during the period, driven by declines in oil prices and trade concerns in the metals sector; the Bloomberg Barclays US TIPS Index (USD) edged 0.93% higher.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, slipped 0.88% in U.S. dollar terms during the reporting period; the high-yield market did better, with the ICE BofAML US High Yield Constrained Index up 1.57%.

U.S. investment-grade corporate debt was slightly higher, as the Bloomberg Barclays Investment Grade US Corporate Index returned 0.75%. Despite headwinds from rising interest rates, both U.S. asset-backed securities and mortgage-backed securities also managed gains during the fiscal year.

Our View

As painful as 2018 was for risk assets, their gyrations were not outside the norm. Instead, given our views that the global economy will continue to grow and that market participants are overreacting to the concerns of the day, we see another critical risk-on opportunity developing in equities and other risk assets. We believe a rebalancing of assets back toward undervalued equity classes is an appropriate and timely response.

We still view the U.S. economic position as reasonably solid. Points of strength include the improving economic status of U.S. households as labor markets tighten and real wage growth accelerates, while increased government spending has also helped. With Democrats controlling the House of Representatives and Republicans holding power in the Senate, any fiscal-policy agreement made during a period of political gridlock will likely mean slightly more federal-government spending—not less.

The decline in energy prices is especially good news for the broader economy since it reduces concerns about inflation accelerating beyond the Fed’s comfort zone anytime soon. It also lowers costs for consumers and businesses on a broad range of petroleum-based products.

Some Fed officials, including Chairman Powell himself, explicitly acknowledge that the federal-funds rate now is near a level that can be considered neither stimulative nor deflationary. We are penciling in just one rate increase in 2019, and perhaps one in 2020—but these are just guesses. The critical thing to remember is that the central bank is adopting a wait-and-see approach to monetary policy and has ended the nearly automatic quarterly rate increases of 2017 and 2018.

We think the odds favor a rebound in U.S. equity prices for the following reasons:

•          The U.S. economy should continue to grow, and corporate earnings per share are expected to post a mid-to-high single-digit gain in 2019.

•          Valuations for the S&P 500 Index have declined from almost 19 times one-year forward earnings per share to an attractive level of nearly 14 times following the decline in share prices.

•          U.S. bond yields remain rather low and have moved down again in late 2018, bolstering the case for riskier assets.

•          Investor risk aversion has increased, and we think much of the bad news of recent months is reflected in current stock prices—creating space for potential upside surprises on trade wars, the Fed’s policy path, Brexit, corporate profits and elsewhere.

SEI Daily Income Trust / Annual Report / January 31, 2019	3

LETTER TO SHAREHOLDERS (Concluded)

January 31, 2019

•          Fiscal policy will not be the active catalyst for growth in the U.S. that it was in 2018, but the impact of political gridlock should still be mildly expansionary.

As for Brexit, we believe it’s unlikely that the U.K. will fall out of the EU without some deal in place. A no-deal divorce would deliver a mighty blow to the economy. In our view, the real choice now is between Prime Minister May’s Brexit deal or no Brexit at all. A no-Brexit-at-all scenario could take one of two forms. The U.K. government could unilaterally revoke Article 50, basically calling off the divorce from the EU. The second alternative is to go back to voters and hold a second referendum. Although the legality would be disputed, we think this is the far more likely scenario. The financial markets probably would respond quite positively to this decision, yet the next few months could still be volatile as the late-March Brexit date nears.

Although the European banking system is in better shape than it was in the immediate aftermath of the global financial crisis, it is still vulnerable at a time when the ECB is in a holding pattern, policy-wise, and possesses only a few options in the event of a financial emergency. Equity-market valuations reflect a lack of enthusiasm for Europe’s economic prospects: the MSCI European Economic and Monetary Union (“EMU”) Index price-to-earnings ratio has sunk to less than 12 times from nearly 15 times at the start of the year. Note that European equities outperformed U.S. equities in the fourth quarter of 2018.

We are leaning on the optimistic side for emerging markets in 2019. The valuation piece is already in place, in our opinion, with the price-to-forward-earnings ratio collapsing from 13 times at the end of January to 10.5 by year-end. But what could be the catalyst for a turnaround? Significant debt expansions in China typically lead to big gains in emerging-market equities. The question is whether the Chinese government has the will to go back to the debt well one more time.

It surely would be a big positive for the country if the threat of tariffs was negotiated away, but we’re not holding our breath. On the contrary, the U.S.-China economic relationship will likely continue to deteriorate as the Trump administration seeks to level the playing field—even if it means a less efficient global trading system. When push comes to shove, the Chinese government will probably get even more aggressive in easing lending constraints if the situation warrants.

Commodity prices and the earnings of emerging-market companies are closely correlated inversely with the movements of the U.S. dollar. For most of 2018, the dollar gained against other currencies, putting downward pressure on commodity prices and the earnings of energy and materials companies that are a large part of the MSCI Emerging Markets Index. In 2017, the opposite conditions held.

We are looking for another change in the dollar’s trend in 2019. In our view, U.S. economic and corporate-earnings performance will move toward that of other developed countries. If there are positive developments in some of the pressure-point issues that have roiled markets, investment capital could flow away from the U.S. and back into the world—thereby removing an important source of support for the U.S. currency and a significant headwind from the rest of the world. This potential for a reversal in investment flows could accelerate if Fed policy becomes more dovish than currently projected by the central bank.

The awful performance of risk assets in the fourth quarter can certainly prey on investors’ emotions. But the global economy is not exactly in dire straits. Yes, there are an unusually large number of uncertainties and concerns, some of which could have a material impact on growth if the worst comes to pass. However, even in an extraordinarily unfavorable economic scenario in which the tariff wars with China and other countries deepen and the Fed raises interest rates too far and too fast, we doubt that the U.S. economy would experience anything worse than a garden-variety recession by 2021. The economic and credit excesses that usually precede a deeper recession aren’t to be found.

During periods of market volatility like the one we’ve been going through, we make sure to remind investors about the importance of sticking with a strategic and disciplined approach to investing that is consistent with personal goals and risk tolerances. Diversification is the key to that approach, and the construction of portfolios is consistent with our long-term capital market assumptions.

Ultimately, the value of our assumptions is not in their accuracy as point estimates, but in their ability to capture relevant relationships—as well as changes in those relationships as a function of economic and market influences.

4	SEI Daily Income Trust / Annual Report / January 31, 2019

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that trust, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

SEI Daily Income Trust / Annual Report / January 31, 2019	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2019

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Bond Duration Fund (the “Fund”) seeks to provide a higher current income than typically offered by a money-market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). For the one-year period ending January 31, 2019, the sub-advisors were Wellington Management Company, LLP (“Wellington”) and Logan Circle Partners, L.P. (“Logan Circle”). There were no manager changes during the period.

III. Return

For the full year ended January 31, 2019, the Ultra Short Duration Bond Fund, Class F, returned 2.13%. The Fund’s benchmark—Bloomberg Barclays Short U.S. Treasury 9-12 Month Index—returned 2.10%.

IV. Performance Discussion

As noted in the shareholder letter, the Federal Reserve raised rates four times during the fiscal year ending January 31, 2019; shorter-term interest rates increased and benefited the Fund’s short duration posture. Additionally, the Fund’s barbell yield-curve position—an underweight to the one-year part of the curve and an overweight to longer-duration securities between two and five years (which helped to hedge the Fund’s credit exposure)—was additive as rates rose and that part of the curve inverted, resulting in one-year U.S. Treasury yields higher than 5-year yields.

The Fund’s return was driven by strong performance across a number of investment-grade credit sectors—particularly financials and industrials—as well as allocations to several asset-backed securities (“ABS”) sectors and non-agency mortgage-backed securities (“MBS”).

The Fund’s overweight to financials, specifically banking, contributed to outperformance, as banks performed well on a relative basis due to attractive fundamentals. The Fund’s overweight to industrials also added as the spread sector outperformed the short Treasury benchmark.

A significant allocation to specific ABS sectors contributed to outperformance. Consumer-related ABS sub-sectors, such as auto securitizations and credit cards, performed well; the U.S. consumer remained resilient, and advancing wages supported sector fundamentals. Moreover, higher wages and low unemployment levels continued to provide support to the Fund’s allocation to non-agency mortgage bonds; however, as mortgage rates have increased, the growth rate in house price appreciation has begun to slow and is starting to show declines on a month-to-month basis.

Both sub-advisors, Logan Circle and Wellington, contributed to Fund outperformance. Both benefited from similar exposures that contributed to outperformance, including financials, industrials, consumer-related ABS and non-agency MBS. The Fund’s short duration positioning and yield-curve posture were also additive for both sub-advisors. An allocation to cash detracted.

The Fund used Treasury futures to efficiently manage duration and yield-curve exposures. Additionally, the Fund used to-be-announced (“TBA”) forward contracts (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and GNMA) to manage market exposures. None of these had a meaningful impact on the Fund’s performance.

6	SEI Daily Income Trust / Annual Report / January 31, 2019

Ultra Short Duration Bond Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class F	2.13%	1.68%	1.22%	2.35%	3.04%
Class Y	2.11%	1.76%	N/A	N/A	1.60%
Bloomberg Barclays Short U.S. Treasury 9-12 Month Index	2.10%	1.16%	0.80%	0.65%	2.99%

Comparison of Change in the Value of a $10,000 Investment in the Ultra Short Duration Bond Fund, Class F and Class Y, versus the Bloomberg Barclays Short U.S. Treasury 9-12 Month Index.

1

For the periods ended January 31, 2019. Past performance is no indication of future performance. Class F Shares were offered beginning 9/28/93. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

N/A — Not Available.

SEI Daily Income Trust / Annual Report / January 31, 2019	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2019

Short-Duration Government Fund

I. Objective

The Short-Duration Government Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). For the one-year period ending January 31, 2019, the sub-advisor was Wellington Management Company, LLP (“Wellington”). No manager changes were made during the period.

III. Returns

For the full year ended January 31, 2019, the Short-Duration Government Fund, Class F, returned 1.48%. The Fund’s benchmark—BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index—returned 2.15%.

IV. Performance Discussion

As noted in the shareholder letter, the Federal Reserve raised rates four times during the fiscal year ending January 31, 2019; however, despite this overall headwind, the Fund generated positive absolute returns over the reporting period.

The Fund’s allocation to agency mortgage-backed securities (“MBS”) added to relative performance. MBS generated slightly negative excess returns over the period, but the Fund’s allocation to securities with positive excess returns, such as higher-coupon Government National Mortgage Association bonds and multi-family conventional MBS with stable cash flows, contributed; this positioning offset the headwinds from the Fund’s overweight to agency MBS. The Fund’s long duration position detracted from performance in the rising-rate environment; however, this was mitigated by a yield-curve-flattening posture. Given that short-term U.S. Treasury yields rose more than longer-term rates, an overweight to the yield curve above ten years, along with an underweight to the curve below two years, helped. An allocation to U.S. Treasury inflation-protected securities also detracted.

The Fund used derivatives on a limited basis. U.S. Treasury futures were used to manage yield-curve exposure and overall portfolio duration. The Fund used Treasury futures and to-be-announced (“TBA”) forward contracts to manage duration, yield-curve and market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—

Fannie Mae, Freddie Mac and GNMA). Treasury futures detracted from Fund performance.

Short-Duration Government Fund:

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year	3-Year	5-Year	10-Year	Inception
	Return	Return	Return	Return	to Date
Class F	1.48%	0.71%	0.71%	1.44%	4.27%
Class Y	1.63%	0.84%	N/A	N/A	0.83%
BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index	2.15%	0.85%	0.83%	1.01%	4.40%

Comparison of Change in the Value of a $10,000 Investment in the Short-Duration Government Fund, Class F and Class Y, versus the BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index.

1

For the periods ended January 31, 2019. Past performance is no indication of future performance. Class F Shares were offered beginning 2/17/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

N/A — Not Available

8	SEI Daily Income Trust / Annual Report / January 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2019

GNMA Fund

I. Objective

The GNMA Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). For the one-year period ending January 31, 2019, the sub-advisor was Wellington Management Company, LLP (“Wellington”). No manager changes were made during the period.

III. Returns

For the full year ended January 31, 2019, the GNMA Fund, Class F, returned 2.54%. The Fund’s benchmark—Bloomberg Barclays GNMA Index—returned 2.97%.

IV. Performance Discussion

As noted in the shareholder letter, the Federal Reserve raised rates four times during the fiscal year ending January 31, 2019; however, despite this overall headwind, the Fund generated positive absolute returns over the reporting period.

The Fund’s overweight to higher-coupon Government National Mortgage Association (“GNMA”) bonds contributed; the higher end of the coupon stack provided more of a cushion in the rising-rate environment and generated stronger excess returns over the reporting period. An underweight to and selection within 30-year GNMA mortgage-backed securities (“MBS”) also helped drive positive Fund performance. The Fund’s off-benchmark allocation to residential and multi-family conventional MBS securities generated positive excess returns and contributed to Fund performance.

The Fund’s modestly long duration position detracted during the fiscal year as rates generally rose.

The Fund used derivatives on a limited basis. U.S. Treasury futures were used to manage yield-curve exposure and overall portfolio duration. The Fund used Treasury futures and to-be-announced (“TBA”) forward contracts to manage duration, yield-curve and market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and GNMA). Treasury futures detracted from the Fund’s performance. The Fund made selective use of mortgage derivatives, such as interest-only strip securities, principal-only strip securities and inverse floaters. The yields on these securities are sensitive to the expected or anticipated rate of principal payments on the underlying assets, and principal payments may have a material effect on their yields. These instruments are purchased only when rigorous stress testing and analysis suggest that a higher return can be earned at similar or lower risk compared to non-derivative securities.

GNMA Fund:

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year	3-Year	5-Year	10-Year	Inception
	Return	Return	Return	Return	to Date
Class F	2.54%	1.05%	2.10%	3.43%	5.72%
Class Y	2.88%	1.31%	N/A	N/A	1.60%
Bloomberg Barclays GNMA Index	2.97%	1.37%	2.14%	3.25%	6.05%

Comparison of Change in the Value of a $10,000 Investment in the GNMA Fund, Class F and Class Y, versus the Bloomberg Barclays GNMA Index.

1

For the periods ended January 31, 2019. Past performance is no indication of future performance. Class F Shares) were offered beginning 3/20/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

N/A — Not Available

SEI Daily Income Trust / Annual Report / January 31, 2019	9

Definition of Comparative Indices*

Bloomberg Barclays GNMA Index is a widely-recognized, capitalization-weighted index of 15-30 year fixed-rate securities backed by mortgage pools of GNMA.

Bloomberg Barclays Short U.S. Treasury 9-12 Month Index is a widely-recognized, market weighted index of U.S. Treasury Bonds with remaining maturities between nine and twelve months.

BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index is a widely-recognized, unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than 3 years.

*

An Index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

10	SEI Daily Income Trust / Annual Report / January 31, 2019

SCHEDULE OF INVESTMENTS

January 31, 2019

Government Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 48.1%
FFCB
2.412%, VAR ICE LIBOR USD 1 Month+-0.101%, 09/05/2019	$16,760	$16,760
2.463%, VAR ICE LIBOR USD 1 Month+-0.050%, 02/07/2020	79,365	79,364
2.458%, VAR ICE LIBOR USD 1 Month+-0.050%, 08/17/2020	25,255	25,255
2.479%, VAR ICE LIBOR USD 1 Month+-0.040%, 09/11/2020	33,895	33,894
2.539%, VAR ICE LIBOR USD 1 Month+0.025%, 12/14/2020	37,000	36,997
FFCB DN
2.555%, 07/23/2019 (A)	23,485	23,204
FHLB
2.390%, VAR ICE LIBOR USD 1 Month+-0.130%, 02/01/2019	49,095	49,095
2.427%, VAR ICE LIBOR USD 1 Month+-0.080%, 02/04/2019	135,000	135,000
2.393%, VAR ICE LIBOR USD 1 Month+-0.110%, 02/22/2019	71,405	71,403
2.395%, VAR ICE LIBOR USD 1 Month+-0.115%, 02/25/2019	42,730	42,730
2.380%, VAR ICE LIBOR USD 1 Month+-0.130%, 02/25/2019	10,000	10,000
2.421%, VAR ICE LIBOR USD 1 Month+-0.100%, 03/08/2019	100,000	100,000
2.390%, VAR ICE LIBOR USD 1 Month+-0.120%, 03/25/2019	87,345	87,345
2.502%, VAR ICE LIBOR USD 3 Month+-0.320%, 03/27/2019	59,970	59,970
2.477%, VAR ICE LIBOR USD 3 Month+-0.320%, 04/09/2019	36,140	36,129
2.450%, 05/23/2019	49,870	49,870
2.392%, VAR ICE LIBOR USD 1 Month+-0.115%, 06/04/2019	58,135	58,135
2.616%, VAR ICE LIBOR USD 3 Month+-0.160%, 06/12/2019	23,955	23,953
2.424%, VAR ICE LIBOR USD 1 Month+-0.090%, 06/14/2019	108,320	108,320
2.632%, VAR ICE LIBOR USD 3 Month+-0.160%, 06/20/2019	55,365	55,365
2.458%, VAR ICE LIBOR USD 1 Month+-0.045%, 06/20/2019	10,430	10,430
2.430%, VAR United States Secured Overnight Financing Rate+0.040%, 06/21/2019	12,920	12,920

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.474%, VAR ICE LIBOR USD 1 Month+-0.045%, 06/24/2019	$62,575	$62,575
2.457%, VAR ICE LIBOR USD 1 Month+-0.045%, 06/28/2019	10,430	10,430
2.433%, VAR ICE LIBOR USD 1 Month+-0.080%, 07/05/2019	75,000	75,000
2.439%, VAR ICE LIBOR USD 1 Month+-0.080%, 07/11/2019	93,315	93,315
2.410%, VAR United States Secured Overnight Financing Rate+0.020%, 07/17/2019	14,840	14,840
2.398%, VAR ICE LIBOR USD 1 Month+-0.105%, 07/19/2019	118,295	118,295
2.422%, VAR ICE LIBOR USD 1 Month+-0.080%, 08/27/2019	51,990	51,990
2.426%, VAR ICE LIBOR USD 1 Month+-0.085%, 09/09/2019	92,435	92,435
2.444%, VAR ICE LIBOR USD 1 Month+-0.065%, 09/17/2019	35,665	35,665
2.592%, VAR ICE LIBOR USD 3 Month+-0.160%, 10/29/2019	25,000	25,000
2.664%, VAR ICE LIBOR USD 3 Month+-0.140%, 12/19/2019	29,005	29,005
2.479%, VAR ICE LIBOR USD 1 Month+-0.035%, 01/14/2020	26,280	26,280
2.440%, VAR United States Secured Overnight Financing Rate+0.050%, 01/17/2020	4,945	4,945
2.459%, VAR ICE LIBOR USD 1 Month+-0.060%, 02/24/2020	62,770	62,770
2.468%, VAR ICE LIBOR USD 1 Month+-0.040%, 04/17/2020	41,910	41,910
2.636%, VAR ICE LIBOR USD 3 Month+-0.140%, 04/20/2020	46,785	46,785
2.465%, VAR United States Secured Overnight Financing Rate+0.075%, 07/24/2020	13,635	13,635
2.484%, VAR ICE LIBOR USD 1 Month+-0.030%, 08/04/2020	28,850	28,850
2.665%, VAR ICE LIBOR USD 3 Month+-0.125%, 12/21/2020	51,040	51,040
FHLB DN (A)
2.372%, 02/04/2019	200,000	199,961
2.358%, 02/05/2019	24,490	24,484
2.377%, 02/06/2019	230,235	230,159
2.376%, 02/08/2019	120,003	119,948
2.316%, 02/11/2019	174,320	174,209
2.400%, 02/12/2019	17,700	17,687
2.393%, 02/13/2019	320,525	320,270
2.320%, 02/14/2019	73,055	72,994
2.391%, 02/15/2019	68,100	68,037
2.390%, 02/20/2019	20,615	20,589
2.404%, 03/04/2019	45,080	44,987

SEI Daily Income Trust / Annual Report / January 31, 2019	11

SCHEDULE OF INVESTMENTS

January 31, 2019

Government Fund (Continued)

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.274%, 03/06/2019	$10,190	$10,169
2.404%, 03/13/2019	85,705	85,477
2.352%, 03/20/2019	55,580	55,411
2.353%, 03/22/2019	35,985	35,871
2.454%, 04/01/2019	9,310	9,273
2.456%, 04/09/2019	90,110	89,701
2.437%, 04/10/2019	35,830	35,666
2.462%, 04/15/2019	16,785	16,702
2.419%, 04/24/2019	131,195	130,477
2.421%, 04/26/2019	59,870	59,534
2.477%, 04/29/2019	150,000	149,110
2.445%, 05/01/2019	104,705	104,078
2.481%, 05/03/2019	46,800	46,510
2.427%, 05/08/2019	135,195	134,326
0.967%, 05/13/2019	48,075	47,751
2.498%, 05/14/2019	110,825	110,048
2.417%, 05/15/2019	19,230	19,098
2.522%, 05/22/2019	35,845	35,572
2.527%, 05/24/2019	80,040	79,419
2.527%, 05/31/2019	91,560	90,805
2.542%, 06/05/2019	40,000	39,654
2.524%, 06/21/2019	86,835	85,993
2.509%, 07/10/2019	9,275	9,173
FHLMC MTN
2.380%, VAR United States Secured Overnight Financing Rate+-0.010%, 04/17/2019	22,490	22,490
FNMA
0.875%, 08/02/2019	52,188	51,737

Total U.S. Government Agency Obligations (Cost $4,858,274) ($ Thousands)		4,858,274

U.S. TREASURY OBLIGATIONS — 10.4%
U.S. Treasury Bills (A)
2.303%, 02/07/2019	58,500	58,479
2.209%, 02/21/2019	60,000	59,927
2.380%, 03/05/2019	200,000	199,578
2.455%, 05/02/2019	210,975	209,693
2.509%, 05/30/2019	23,625	23,433
2.473%, 07/25/2019	78,060	77,139
U.S. Treasury Notes
1.500%, 03/31/2019	65,000	64,920
3.125%, 05/15/2019	8,565	8,581
0.875%, 05/15/2019	4,410	4,390
2.434%, VAR US Treasury 3 Month Bill Money Market Yield+0.045%, 10/31/2020	240,000	239,563

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
2.504%, VAR US Treasury 3 Month Bill Money Market Yield+0.115%, 01/31/2021	$100,000	$100,000

Total U.S. Treasury Obligations (Cost $1,045,703) ($ Thousands)		1,045,703

REPURCHASE AGREEMENTS(B) — 40.5%
Barclays Bank 2.550%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $350,024,792 (collateralized by U.S. Treasury obligation, par value $356,839,800, 2.500%, 01/31/2021; with total market value $357,000,021)	350,000	350,000
BNP Paribas 2.580%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $250,017,917 (collateralized by various U.S. Treasury obligations, ranging in par value $9 - $58,605,200, 0.000% - 3.875%, 05/15/2019 - 11/15/2048; with total market value $255,000,000)	250,000	250,000
Citigroup Global 2.550%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $220,015,583 (collateralized by various U.S. Treasury obligations, ranging in par value $100 - $220,088,000, 1.625% - 6.375%, 01/31/2021 - 02/15/2037; with total market value $224,400,006)	220,000	220,000
Citigroup Global 2.570%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $9,000,643 (collateralized by FNMA, FHLB, FHLMC, GNMA, ranging in par value $1,000 - $12,476,189, 0.000% - 6.000%, 10/26/2020 - 01/01/2049; with total market value $9,180,815)	9,000	9,000
Credit Agricole 2.560%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $394,028,018 (collateralized by U.S. Treasury obligation, par value $401,949,900, 0.125%, 07/15/2026; with total market value $401,880,029)	394,000	394,000

12	SEI Daily Income Trust / Annual Report / January 31, 2019

Description	Face Amount (Thousands)	Value ($ Thousands)

REPURCHASE AGREEMENTS(B) (continued)
Goldman Sachs 2.530%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $6,00,422 (collateralized by U.S. Treasury obligation, par value $9,956,238, 0.000%, 08/15/2035; with total market value $6,120,000)	$6,000	$6,000
Goldman Sachs 2.540%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $350,024,694 (collateralized by FNMA, FFCB, FHLB, FHLMC, various U.S. Treasury obligations, ranging in par value $20,000 - $100,000,000, 0.000% - 6.250%, 02/07/2019 - 08/15/2045; with total market value $357,000,000)	350,000	350,000
J.P. Morgan 2.550%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $531,037,613 (collateralized by various U.S. Treasury obligations, ranging in par value $19,260,518 - $371,647,200, 0.000% - 3.625%, 10/31/2020 - 02/15/2042; with total market value $541,620,012)	531,000	531,000
Merrill Lynch 2.570%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $347,024,772 (collateralized by FNMA, FHLMC, GNMA, ranging in par value $4,757,083 - $44,533,829, 2.500% - 4.500%, 10/15/2029 - 01/20/2049; with total market value $364,350,001)	347,000	347,000
Mizuho Securities 2.570%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $135,009,638 (collateralized by various U.S. Treasury obligations, ranging in par value $10,737,900 - $90,130,800, 2.125% - 2.625%, 08/15/2020 - 07/31/2024; with total market value $137,700,001)	135,000	135,000
MUFG Securities 2.550%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $280,019,833 (collateralized by various U.S. Treasury obligations, ranging in par value $1,261,600 - $97,736,600, 0.625% - 3.375%, 04/30/2021 - 05/15/2044; with total market value $285,600,069)	280,000	280,000

Description	Face Amount (Thousands)	Value ($ Thousands)

REPURCHASE AGREEMENTS(B) (continued)
Natixis 2.570%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $65,004,640 (collateralized by FNMA, FFCB, FHLB, FHLMC, various U.S. Treasury obligations, ranging in par value $100 - $44,413,600 0.000% - 7.625%, 06/30/2020 - 06/01/2048; with total market value $66,339,077)	$65,000	$65,000
Natixis 2.550%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $23,001,629 (collateralized by various U.S. Treasury obligation, ranging in par value $100 - $17,977,100, 1.375% - 2.500%, 6/30/2020 - 11/30/2024; with total market value $23,460,055)	23,000	23,000
TD Securities 2.550%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $250,017,708 (collateralized by various U.S. Treasury obligations, ranging in par value $622,400 - $92,843,000, 0.000% - 4.250%, 07/11/2019 - 02/15/2045; with total market value $255,000,060)	250,000	250,000
TD Securities 2.570%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $250,017,847 (collateralized by GNMA, FNMA, ranging in par value $16,795,239 - $300,000,000, 3.500% - 4.500%, 12/20/2040 - 11/01/2048; with total market value $256,199,621)	250,000	250,000
The Bank of Nova Scotia 2.550%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $127,008,996 (collateralized by various U.S. Treasury obligations, ranging in par value $650,400 - $53,057,800, 1.500% - 3.750%, 08/31/2021 - 08/15/2041; with total market value $129,549,194)	127,000	127,000

SEI Daily Income Trust / Annual Report / January 31, 2019	13

SCHEDULE OF INVESTMENTS

January 31, 2019

Government Fund (Concluded)

Description	Face Amount (Thousands)	Value ($ Thousands)

REPURCHASE AGREEMENTS(B) (continued)
Wells Fargo 2.580%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $500,035,833 (collateralized by various U.S. Treasury obligations, ranging in par value $6,000 - $286,163,200, 0.000% - 2.875%, 05/31/2019 - 05/15/2043; with total market value $510,000,047)	$500,000	$500,000

Total Repurchase Agreements (Cost $4,087,000) ($ Thousands)		4,087,000

Total Investments — 99.0% (Cost $9,990,977) ($ Thousands)		$9,990,977

Percentages are based on Net Assets of $10,090,351 ($ Thousands).
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(B)	Tri-Party Repurchase Agreement.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

USD — U.S. Dollar

VAR – Variable Rate

As of January 31, 2019, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2019, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

14	SEI Daily Income Trust / Annual Report / January 31, 2019

SCHEDULE OF INVESTMENTS

January 31, 2019

Government II Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 73.5%
FFCB
2.407%, VAR ICE LIBOR USD 1 Month+-0.100%, 04/04/2019	$6,840	$6,840
2.428%, VAR ICE LIBOR USD 1 Month+-0.085%, 05/07/2019	29,000	29,000
2.463%, VAR ICE LIBOR USD 1 Month+-0.050%, 02/07/2020	20,870	20,870
2.503%, VAR ICE LIBOR USD 1 Month+0.000%, 06/19/2020	16,500	16,511
2.458%, VAR ICE LIBOR USD 1 Month+-0.050%, 08/17/2020	6,265	6,265
2.479%, VAR ICE LIBOR USD 1 Month+-0.040%, 09/11/2020	8,630	8,629
2.539%, VAR ICE LIBOR USD 1 Month+0.025%, 12/14/2020	7,925	7,924
FFCB DN(A)
2.446%, 06/17/2019	10,885	10,786
2.458%, 06/28/2019	7,535	7,461
2.574%, 07/22/2019	9,845	9,727
2.555%, 07/23/2019	6,080	6,007
2.458%, 08/15/2019	10,695	10,556
FHLB
2.427%, VAR ICE LIBOR USD 1 Month+-0.080%, 02/04/2019	15,000	15,000
2.395%, VAR ICE LIBOR USD 1 Month+-0.115%, 02/25/2019	11,135	11,135
2.390%, VAR ICE LIBOR USD 1 Month+-0.120%, 03/25/2019	17,000	17,000
2.502%, VAR ICE LIBOR USD 3 Month+-0.320%, 03/27/2019	14,910	14,910
2.477%, VAR ICE LIBOR USD 3 Month+-0.320%, 04/09/2019	7,135	7,133
2.450%, 05/23/2019	9,485	9,485
2.616%, VAR ICE LIBOR USD 3 Month+-0.160%, 06/12/2019	6,510	6,509
2.424%, VAR ICE LIBOR USD 1 Month+-0.090%, 06/14/2019	23,120	23,120
2.632%, VAR ICE LIBOR USD 3 Month+-0.160%, 06/20/2019 to 06/20/2019	16,565	16,565
2.430%, VAR United States Secured Overnight Financing Rate+0.040%, 06/21/2019	2,930	2,930
2.474%, VAR ICE LIBOR USD 1 Month+-0.045%, 06/24/2019 to 06/24/2019	11,715	11,715
2.457%, VAR ICE LIBOR USD 1 Month+-0.045%, 06/28/2019	1,950	1,950

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.433%, VAR ICE LIBOR USD 1 Month+-0.080%, 07/05/2019	$17,000	$17,000
2.410%, VAR United States Secured Overnight Financing Rate+0.020%, 07/17/2019	2,740	2,740
2.398%, VAR ICE LIBOR USD 1 Month+-0.105%, 07/19/2019	30,645	30,645
2.423%, VAR ICE LIBOR USD 1 Month+-0.080%, 08/22/2019	8,130	8,130
2.422%, VAR ICE LIBOR USD 1 Month+-0.080%, 08/27/2019	14,270	14,270
2.426%, VAR ICE LIBOR USD 1 Month+-0.085%, 09/09/2019	23,785	23,785
2.664%, VAR ICE LIBOR USD 3 Month+-0.140%, 12/19/2019	8,040	8,040
2.479%, VAR ICE LIBOR USD 1 Month+-0.035%, 01/14/2020	4,970	4,970
2.440%, VAR United States Secured Overnight Financing Rate+0.050%, 01/17/2020	915	915
2.468%, VAR ICE LIBOR USD 1 Month+-0.040%, 04/17/2020	10,850	10,850
2.465%, VAR United States Secured Overnight Financing Rate+0.075%, 07/24/2020	2,595	2,595
2.665%, VAR ICE LIBOR USD 3 Month+-0.125%, 12/21/2020	11,445	11,445
FHLB DN(A)
2.260%, 02/01/2019	87,895	87,895
2.377%, 02/06/2019	55,665	55,647
2.376%, 02/08/2019	76,220	76,185
2.316%, 02/11/2019	30,560	30,541
2.393%, 02/13/2019	23,940	23,921
2.320%, 02/14/2019	17,200	17,186
2.391%, 02/15/2019	13,175	13,163
2.390%, 02/20/2019	120,180	120,030
2.374%, 02/22/2019	38,675	38,621
2.366%, 02/27/2019	40,000	39,932
2.404%, 03/04/2019	9,650	9,630
2.404%, 03/13/2019	15,820	15,778
2.395%, 03/15/2019	10,000	9,972
2.352%, 03/20/2019	13,370	13,329
2.387%, 03/21/2019	3,970	3,957
2.353%, 03/22/2019	29,015	28,922
2.450%, 04/05/2019	49,150	48,941
2.437%, 04/10/2019	43,300	43,102
2.462%, 04/15/2019	3,215	3,199
2.423%, 04/22/2019	36,565	36,369
2.419%, 04/24/2019	24,625	24,490
2.421%, 04/26/2019	11,000	10,938
2.445%, 05/01/2019	19,570	19,453
2.481%, 05/03/2019	9,640	9,580
2.454%, 05/07/2019	8,935	8,878

SEI Daily Income Trust / Annual Report / January 31, 2019	15

SCHEDULE OF INVESTMENTS

January 31, 2019

Government II Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.522%, 05/22/2019	$7,205	$7,150
2.527%, 05/24/2019	18,190	18,049
2.472%, 05/29/2019	25,280	25,079
2.527%, 05/31/2019	19,435	19,275
2.542%, 06/05/2019	10,000	9,913
2.524%, 06/21/2019	15,875	15,721
2.509%, 07/10/2019	31,070	30,730

Total U.S. Government Agency Obligations (Cost $1,328,989) ($ Thousands)		1,328,989

U.S. TREASURY OBLIGATIONS — 35.1%
U.S. Treasury Bills (A)
2.301%, 02/05/2019	119,975	119,943
2.303%, 02/07/2019	14,405	14,400
2.382%, 02/12/2019	7,000	6,995
2.354%, 02/14/2019	50,000	49,958
2.209%, 02/21/2019	14,535	14,517
2.396%, 03/05/2019	216,385	215,968
2.374%, 03/19/2019	95,000	94,713
2.378%, 03/26/2019	61,525	61,313
2.473%, 07/25/2019	14,475	14,304
U.S. Treasury Notes
0.875%, 05/15/2019	810	806
3.125%, 05/15/2019	1,570	1,573
2.434%, VAR US Treasury 3 Month Bill Money Market Yield+0.045%, 10/31/2020	30,000	29,946
2.504%, VAR US Treasury 3 Month Bill Money Market Yield+0.115%, 01/31/2021	11,750	11,750

Total U.S. Treasury Obligations (Cost $636,186) ($ Thousands)		636,186

Total Investments in Securities — 108.6% (Cost $1,965,175) ($ Thousands)		$1,965,175

Percentages are based on Net Assets of $1,808,839 ($ Thousands).
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

USD — U.S. Dollar

VAR — Variable Rate

As of January 31, 2019, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2019, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16	SEI Daily Income Trust / Annual Report / January 31, 2019

SCHEDULE OF INVESTMENTS

January 31, 2019

Treasury Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 60.8%
U.S. Treasury Bills (A) 2.303%, 02/07/2019	$1,795	$1,794
2.382%, 02/12/2019	450	449
2.384%, 02/19/2019	5,000	4,994
2.396%, 03/05/2019	7,690	7,676
2.335%, 03/21/2019	4,000	3,987
2.378%, 03/26/2019	7,000	6,976
2.455%, 05/02/2019	3,000	2,982
2.479%, 05/09/2019	2,000	1,987
2.473%, 07/25/2019	4,170	4,121
U.S. Treasury Notes
2.750%, 02/15/2019	3,000	3,001
1.125%, 02/28/2019	280	280
2.459%, VAR US Treasury 3 Month Bill Money Market Yield+0.070%, 04/30/2019	1,975	1,975
3.125%, 05/15/2019	75	75
1.250%, 06/30/2019	265	264
0.750%, 07/15/2019	2,045	2,029
1.375%, 07/31/2019	1,075	1,069
2.389%, VAR US Treasury 3 Month Bill Money Market Yield+0.000%, 01/31/2020	5,165	5,164
2.422%, VAR US Treasury 3 Month Bill Money Market Yield+0.033%, 04/30/2020	3,295	3,295
2.432%, VAR US Treasury 3 Month Bill Money Market Yield+0.043%, 07/31/2020	1,500	1,500
2.434%, VAR US Treasury 3 Month Bill Money Market Yield+0.045%, 10/31/2020	2,000	1,996
2.504%, VAR US Treasury 3 Month Bill Money Market Yield+0.115%, 01/31/2021	615	615

Total U.S. Treasury Obligations (Cost $56,229) ($ Thousands)		56,229

Description	Face Amount (Thousands)	Value ($ Thousands)

REPURCHASE AGREEMENTS(B) — 75.6%
Bank of Montreal 2.530%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $6,000,422 (collateralized by various U.S. Treasury obligations, ranging in par value $100 - $1,733,500, 0.000% - 3.625%, 03/28/2019 - 02/15/2047; with total market value $6,120,013)	$6,000	$6,000
Barclays Bank 2.550%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $5,000,354 (collateralized by U.S. Treasury obligation, par value $5,088,300, 2.500%, 01/31/2024; with total market value $5,100,029)	5,000	5,000
BNP Paribas 2.580%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $6,000,430 (collateralized by various U.S. Treasury obligations, ranging in par value $900 - $3,972,000, 0.000% - 3.625%, 01/02/2020 - 11/15/2021; with total market value $6,120,062)	6,000	6,000
Citigroup Global 2.550%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $5,000,354 (collateralized by various U.S. Treasury obligations, ranging in par value $100 - $4,895,600, 0.750% - 2.875%, 07/31/2020 - 07/15/2028; with total market value $5,100,081)	5,000	5,000
Credit Agricole 2.560%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $5,000,356 (collateralized by U.S. Treasury obligation, par value $5,159,800, 2.25%, 11/15/2024; with total market value $5,100,028)	5,000	5,000
Goldman Sachs 2.530%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $5,000,351 (collateralized by U.S. Treasury obligation, par value $10,882,693, 0.000%, 5/15/2043; with total market value $5,100,000)	5,000	5,000

SEI Daily Income Trust / Annual Report / January 31, 2019	17

SCHEDULE OF INVESTMENTS

January 31, 2019

Treasury Fund (Concluded)

Description	Face Amount (Thousands)	Value ($ Thousands)

REPURCHASE AGREEMENTS(B) (continued)
J.P. Morgan 2.550%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $6,000,425 (collateralized by various U.S. Treasury obligations, ranging in par value $500 - $6,069,000, 0.000% - 3.000%, 03/28/2019 - 11/15/2045; with total market value $6,120,085)	$6,000	$6,000
Merrill Lynch 2.550%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $5,000,354 (collateralized by U.S. Treasury obligation, par value $12,103,100, 0.000%, 02/15/2047; with total market value $5,100,004)	5,000	5,000
MUFG Securities 2.550%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $4,000,283 (collateralized by various U.S. Treasury obligation, ranging in par value $100 - $4,084,800, 0.000% - 3.000%, 01/02/2020 - 11/15/2045; with total market value $4,080,001)	4,000	4,000
Natixis 2.550%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $5,000,354 (collateralized by various U.S. Treasury obligations, ranging in par value $400 - $2,786,600, 0.000% - 7.625%, 06/13/2019 - 05/15/2048; with total market value $5,100,060)	5,000	5,000
TD Securities 2.550%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $6,000,425 (collateralized by various U.S. Treasury obligations, ranging in par value $1,098,500 - $5,010,400, 1.625% - 1.875%, 03/31/2019 - 06/30/2020; with total market value $6,120,085)	6,000	6,000
The Bank of Nova Scotia 2.550%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $6,000,425 (collateralized by U.S. Treasury obligations, par value $6,249,600, 2.000%, 04/30/2024; with total market value $6,120,501)	6,000	6,000

Description	Face Amount (Thousands)	Value ($ Thousands)

REPURCHASE AGREEMENTS(B) (continued)
Wells Fargo 2.580%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $6,000,430 (collateralized by various U.S. Treasury obligations, ranging in par value $9,000 - $6,461,200, 2.250% - 2.750%, 08/15/2046 -11/15/2047; with total market value $6,120,094)	$6,000	$6,000

Total Repurchase Agreements (Cost $70,000) ($ Thousands)		70,000

Total Investments — 136.4% (Cost $126,229) ($ Thousands)		$126,229

Percentages are based on Net Assets of $92,535 ($ Thousands).
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(B)	Tri-Party Repurchase Agreement.

VAR — Variable Rate

As of January 31, 2019, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2019, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

18	SEI Daily Income Trust / Annual Report / January 31, 2019

SCHEDULE OF INVESTMENTS

January 31, 2019

Treasury II Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 103.5%
U.S. Treasury Bills (A)
2.301%, 02/05/2019	$16,000	$15,996
2.303%, 02/07/2019	27,445	27,434
2.382%, 02/12/2019	53,050	53,011
2.354%, 02/14/2019	51,000	50,957
2.384%, 02/19/2019	60,000	59,929
2.369%, 02/26/2019	31,840	31,788
2.396%, 03/05/2019	24,580	24,534
2.374%, 03/19/2019	106,000	105,680
2.335%, 03/21/2019	17,000	16,948
2.378%, 03/26/2019	69,000	68,759
2.455%, 05/02/2019	32,000	31,806
2.496%, 05/16/2019	6,000	5,957
2.473%, 07/25/2019	25,830	25,525
U.S. Treasury Notes
2.459%, VAR US Treasury 3 Month Bill Money Market Yield+0.070%, 04/30/2019	8,140	8,140
3.125%, 05/15/2019	485	486
0.875%, 05/15/2019	250	249
2.449%, VAR US Treasury 3 Month Bill Money Market Yield+0.060%, 07/31/2019	5,645	5,648
1.375%, 07/31/2019	3,465	3,446
2.437%, VAR US Treasury 3 Month Bill Money Market Yield+0.048%, 10/31/2019	12,000	12,001
2.389%, VAR US Treasury 3 Month Bill Money Market Yield+0.000%, 01/31/2020	22,750	22,743
2.422%, VAR US Treasury 3 Month Bill Money Market Yield+0.033%, 04/30/2020	25,875	25,876
2.432%, VAR US Treasury 3 Month Bill Money Market Yield+0.043%, 07/31/2020	6,000	6,000
2.434%, VAR US Treasury 3 Month Bill Money Market Yield+0.045%, 10/31/2020	9,000	8,984

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
2.504%, VAR US Treasury 3 Month Bill Money Market Yield+0.115%, 01/31/2021	$3,620	$3,620

Total U.S. Treasury Obligations (Cost $615,517) ($ Thousands)		615,517

Total Investments — 103.5% (Cost $615,517) ($ Thousands)		$615,517

Percentages are based on Net Assets of $594,915 ($ Thousands).
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

VAR — Variable Rate

As of January 31, 2019, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2019, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2019	19

SCHEDULE OF INVESTMENTS

January 31, 2019

Ultra Short Duration Bond Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 50.9%

Automotive — 1.7%
BMW US Capital LLC
3.207%, VAR ICE LIBOR USD 3 Month+0.410%, 04/12/2021 (A)	$1,390	$1,382
Daimler Finance North America LLC
3.535%, VAR ICE LIBOR USD 3 Month+0.740%, 07/05/2019 (A)	1,345	1,347
1.500%, 07/05/2019 (A)	750	746
General Motors Financial
3.727%, VAR ICE LIBOR USD 3 Month+0.930%, 04/13/2020	450	448
3.647%, VAR ICE LIBOR USD 3 Month+0.850%, 04/09/2021	525	518
3.389%, VAR ICE LIBOR USD 3 Month+0.800%, 08/07/2020	600	596
		5,037

Communication Services — 2.4%
AT&T
5.200%, 03/15/2020	1,085	1,111
3.733%, VAR ICE LIBOR USD 3 Month+0.930%, 06/30/2020	700	706
CBS
2.300%, 08/15/2019	560	558
Comcast
3.300%, 10/01/2020	1,730	1,741
3.127%, VAR ICE LIBOR USD 3 Month+0.330%, 10/01/2020	600	601
Discovery Communications LLC
3.502%, VAR ICE LIBOR USD 3 Month+0.710%, 09/20/2019	490	490
2.200%, 09/20/2019	150	149
Fox
3.666%, 01/25/2022 (A)	85	86
Verizon Communications
2.986%, VAR ICE LIBOR USD 3 Month+0.370%, 08/15/2019	1,820	1,821
		7,263

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Consumer Discretionary — 1.7%
Anheuser-Busch InBev Finance
3.996%, VAR ICE LIBOR USD 3 Month+1.260%, 02/01/2021	$1,650	$1,658
AutoZone
1.625%, 04/21/2019	465	464
Dollar Tree
3.473%, VAR ICE LIBOR USD 3 Month+0.700%, 04/17/2020	660	657
eBay
3.621%, VAR ICE LIBOR USD 3 Month+0.870%, 01/30/2023	800	794
Hyundai Capital America
3.744%, VAR ICE LIBOR USD 3 Month+0.940%, 07/08/2021 (A)	450	447
Hyundai Capital America MTN
2.000%, 07/01/2019 (A)	300	298
Marriott International
3.229%, VAR ICE LIBOR USD 3 Month+0.600%, 12/01/2020	525	524
Nissan Motor Acceptance MTN
3.203%, VAR ICE LIBOR USD 3 Month+0.390%, 09/28/2020 (A)	500	497
		5,339

Consumer Staples — 2.5%
Conagra Brands
3.800%, 10/22/2021	325	326
3.511%, VAR ICE LIBOR USD 3 Month+0.750%, 10/22/2020	750	746
Constellation Brands
2.000%, 11/07/2019	525	521
Kraft Heinz Foods
3.438%, VAR ICE LIBOR USD 3 Month+0.820%, 08/10/2022	550	541
Kroger MTN
1.500%, 09/30/2019	800	793
Molson Coors Brewing
1.450%, 07/15/2019	775	770
Mondelez International
3.375%, VAR ICE LIBOR USD 3 Month+0.610%, 10/28/2019 (A)	1,905	1,907
3.061%, VAR ICE LIBOR USD 3 Month+0.520%, 02/01/2019	450	450
Philip Morris International
3.066%, VAR ICE LIBOR USD 3 Month+0.420%, 02/21/2020	1,655	1,655
		7,709

Energy — 1.4%
Anadarko Petroleum
8.700%, 03/15/2019	350	353

20	SEI Daily Income Trust / Annual Report / January 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.950%, 06/15/2019	$235	$238
Andeavor Logistics
5.500%, 10/15/2019	250	252
Petroleos Mexicanos
6.375%, 02/04/2021	550	557
Phillips 66
3.537%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2020 (A)	620	620
Schlumberger Finance Canada
2.200%, 11/20/2020 (A)	375	368
Shell International Finance BV
3.126%, VAR ICE LIBOR USD 3 Month+0.350%, 09/12/2019	1,170	1,172
1.375%, 05/10/2019	800	798
		4,358

Financials — 30.9%
ABN AMRO Bank MTN
3.261%, VAR ICE LIBOR USD 3 Month+0.570%, 08/27/2021 (A)	750	748
AIG Global Funding
3.277%, VAR ICE LIBOR USD 3 Month+0.480%, 07/02/2020 (A)	775	776
AIG Global Funding MTN
1.950%, 10/18/2019 (A)	1,285	1,279
Alimentation Couche-Tard
3.279%, VAR ICE LIBOR USD 3 Month+0.500%, 12/13/2019 (A)	1,070	1,070
American Express
3.165%, VAR ICE LIBOR USD 3 Month+0.525%, 05/17/2021	450	450
American Express Credit
3.351%, VAR ICE LIBOR USD 3 Month+0.550%, 03/18/2019	300	300
American Express Credit MTN
2.200%, 03/03/2020	1,560	1,550
American Honda Finance MTN
3.502%, VAR ICE LIBOR USD 3 Month+0.825%, 02/22/2019	1,290	1,290
1.700%, 02/22/2019	650	650
Assurant
4.072%, VAR ICE LIBOR USD 3 Month+1.250%, 03/26/2021	465	465
Athene Global Funding
3.901%, VAR ICE LIBOR USD 3 Month+1.140%, 04/20/2020 (A)	650	654
Bank of America MTN
5.625%, 07/01/2020	2,065	2,145
3.941%, VAR ICE LIBOR USD 3 Month+1.180%, 10/21/2022	625	632
3.921%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	400	403

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Bank of Montreal MTN
3.228%, VAR ICE LIBOR USD 3 Month+0.440%, 06/15/2020	$1,535	$1,539
Bank of Nova Scotia
3.406%, VAR ICE LIBOR USD 3 Month+0.640%, 03/07/2022	375	375
2.125%, 09/11/2019	1,065	1,061
BAT Capital
3.204%, VAR ICE LIBOR USD 3 Month+0.590%, 08/14/2020	1,600	1,585
BB&T MTN
3.358%, VAR ICE LIBOR USD 3 Month+0.570%, 06/15/2020	400	401
BPCE MTN
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 05/22/2022 (A)	250	250
Branch Banking & Trust
3.237%, VAR ICE LIBOR USD 3 Month+0.450%, 01/15/2020	855	857
1.450%, 05/10/2019	590	588
Canadian Imperial Bank of Commerce
3.259%, VAR ICE LIBOR USD 3 Month+0.520%, 09/06/2019	980	982
3.053%, VAR ICE LIBOR USD 3 Month+0.315%, 02/02/2021	1,500	1,497
2.100%, 10/05/2020	1,075	1,059
Capital One
3.901%, VAR ICE LIBOR USD 3 Month+1.150%, 01/30/2023	500	499
3.544%, VAR ICE LIBOR USD 3 Month+0.765%, 09/13/2019	500	501
3.378%, VAR ICE LIBOR USD 3 Month+0.760%, 05/12/2020	1,770	1,776
Charles Schwab
2.966%, VAR ICE LIBOR USD 3 Month+0.320%, 05/21/2021	360	359
Citibank
3.276%, VAR ICE LIBOR USD 3 Month+0.500%, 06/12/2020	375	375
2.968%, VAR ICE LIBOR USD 3 Month+0.350%, 02/12/2021	2,200	2,199
Citigroup
3.574%, VAR ICE LIBOR USD 3 Month+0.770%, 04/08/2019	700	701
2.650%, 10/26/2020	385	382
Citizens Bank
3.499%, VAR ICE LIBOR USD 3 Month+0.810%, 05/26/2022	550	547
3.278%, VAR ICE LIBOR USD 3 Month+0.540%, 03/02/2020	550	550
3.259%, VAR ICE LIBOR USD 3 Month+0.570%, 05/26/2020	700	701

SEI Daily Income Trust / Annual Report / January 31, 2019	21

SCHEDULE OF INVESTMENTS

January 31, 2019

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Commonwealth Bank of Australia
3.229%, VAR ICE LIBOR USD 3 Month+0.640%, 11/07/2019 (A)	$750	$752
Compass Bank
3.501%, VAR ICE LIBOR USD 3 Month+0.730%, 06/11/2021	500	495
Cooperatieve Rabobank
3.613%, VAR ICE LIBOR USD 3 Month+0.830%, 01/10/2022	800	805
3.195%, VAR ICE LIBOR USD 3 Month+0.430%, 04/26/2021	750	751
Credit Agricole MTN
3.737%, VAR ICE LIBOR USD 3 Month+0.970%, 06/10/2020 (A)	950	957
Danske Bank
5.000%, 01/12/2022 (A)	570	578
3.319%, VAR ICE LIBOR USD 3 Month+0.580%, 09/06/2019 (A)	600	599
Danske Bank MTN
3.248%, VAR ICE LIBOR USD 3 Month+0.510%, 03/02/2020 (A)	500	496
Deutsche Bank NY
3.767%, VAR ICE LIBOR USD 3 Month+0.970%, 07/13/2020	550	541
DNB Bank
3.167%, VAR ICE LIBOR USD 3 Month+0.370%, 10/02/2020 (A)	550	550
European Investment Bank
2.731%, VAR United States Secured Overnight Financing Rate+0.320%, 10/08/2021	1,980	1,978
Fifth Third Bank
3.412%, VAR ICE LIBOR USD 3 Month+0.590%, 09/27/2019	1,625	1,630
3.001%, VAR ICE LIBOR USD 3 Month+0.250%, 10/30/2020	400	398
Ford Motor Credit LLC
4.083%, VAR ICE LIBOR USD 3 Month+1.270%, 03/28/2022	350	334
3.606%, VAR ICE LIBOR USD 3 Month+0.830%, 03/12/2019	500	500
1.897%, 08/12/2019	350	347
Goldman Sachs Bank USA NY
3.200%, 06/05/2020	1,450	1,455
Goldman Sachs Group
3.875%, VAR ICE LIBOR USD 3 Month+1.110%, 04/26/2022	750	753
3.786%, VAR ICE LIBOR USD 3 Month+1.170%, 11/15/2021	525	528
HSBC Bank PLC
4.125%, 08/12/2020 (A)	1,445	1,466

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
HSBC Holdings PLC
3.426%, VAR ICE LIBOR USD 3 Month+0.650%, 09/11/2021	$450	$450
3.240%, VAR ICE LIBOR USD 3 Month+0.600%, 05/18/2021	640	638
Huntington National Bank
3.277%, VAR ICE LIBOR USD 3 Month+0.510%, 03/10/2020	650	652
ING Bank
3.953%, VAR ICE LIBOR USD 3 Month+1.150%, 03/29/2022	400	401
3.487%, VAR ICE LIBOR USD 3 Month+0.690%, 10/01/2019 (A)	300	301
Inter-American Development Bank MTN
2.987%, VAR ICE LIBOR USD 3 Month+0.200%, 07/15/2021	1,685	1,692
International Bank
3.000%, 12/28/2020	2,040	2,042
2.620%, VAR United States Secured Overnight Financing Rate+0.220%, 08/21/2020	2,675	2,675
Intesa Sanpaolo NY
3.403%, VAR ICE LIBOR USD 3 Month+0.630%, 07/17/2019	300	300
Jackson National Life Global Funding
3.552%, VAR ICE LIBOR USD 3 Month+0.730%, 06/27/2022 (A)	375	376
3.251%, VAR ICE LIBOR USD 3 Month+0.480%, 06/11/2021 (A)	1,745	1,739
JPMorgan Chase
4.400%, 07/22/2020	1,370	1,397
3.727%, VAR ICE LIBOR USD 3 Month+0.955%, 01/23/2020	500	504
3.317%, VAR ICE LIBOR USD 3 Month+0.550%, 03/09/2021	550	551
KeyBank
3.463%, VAR ICE LIBOR USD 3 Month+0.810%, 11/22/2021	750	754
3.396%, VAR ICE LIBOR USD 3 Month+0.660%, 02/01/2022	1,550	1,552
2.350%, 03/08/2019	250	250
KeyCorp MTN
2.900%, 09/15/2020	690	688
Manufacturers & Traders Trust
3.250%, VAR ICE LIBOR USD 3 Month+0.610%, 05/18/2022	450	447
3.041%, VAR ICE LIBOR USD 3 Month+0.270%, 01/25/2021	1,000	995
Marsh & McLennan
3.500%, 12/29/2020	115	116
MassMutual Global Funding II
1.550%, 10/11/2019 (A)	500	496

22	SEI Daily Income Trust / Annual Report / January 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Metropolitan Life Global Funding
2.400%, 01/08/2021 (A)	$795	$788
Morgan Stanley
3.941%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/2022	475	479
3.414%, VAR ICE LIBOR USD 3 Month+0.800%, 02/14/2020	1,210	1,210
National Bank of Canada MTN
3.336%, VAR ICE LIBOR USD 3 Month+0.560%, 06/12/2020	1,875	1,879
New York Life Global Funding
3.169%, VAR ICE LIBOR USD 3 Month+0.390%, 10/24/2019 (A)	600	602
2.957%, VAR ICE LIBOR USD 3 Month+0.160%, 10/01/2020 (A)	600	600
2.861%, VAR ICE LIBOR USD 3 Month+0.100%, 01/21/2020 (A)	665	665
Penske Truck Leasing Lp
3.650%, 07/29/2021 (A)	400	402
PNC Bank
3.011%, VAR ICE LIBOR USD 3 Month+0.250%, 01/22/2021	1,050	1,045
3.000%, VAR ICE LIBOR USD 3 Month+0.360%, 05/19/2020	500	501
1.450%, 07/29/2019	350	348
Protective Life Global Funding
1.722%, 04/15/2019 (A)	355	354
Reckitt Benckiser Treasury Services PLC
3.384%, VAR ICE LIBOR USD 3 Month+0.560%, 06/24/2022 (A)	550	543
Regions Bank
3.118%, VAR ICE LIBOR USD 3 Month+0.500%, 08/13/2021	450	446
Royal Bank of Canada
2.100%, 10/14/2020	985	973
Royal Bank of Canada MTN
3.141%, VAR ICE LIBOR USD 3 Month+0.390%, 04/30/2021	580	580
Santander UK PLC
3.358%, VAR ICE LIBOR USD 3 Month+0.620%, 06/01/2021	525	523
Standard Chartered PLC
3.911%, VAR ICE LIBOR USD 3 Month+1.150%, 01/20/2023 (A)	525	518
Sumitomo Mitsui Banking
3.123%, VAR ICE LIBOR USD 3 Month+0.350%, 01/17/2020	250	250
SunTrust Bank
3.274%, VAR ICE LIBOR USD 3 Month+0.530%, 01/31/2020	1,835	1,838
2.590%, VAR ICE LIBOR USD 3 Month+0.298%, 01/29/2021	450	448

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Svenska Handelsbanken MTN
3.229%, VAR ICE LIBOR USD 3 Month+0.490%, 09/06/2019	$400	$401
3.159%, VAR ICE LIBOR USD 3 Month+0.470%, 05/24/2021	525	526
Synchrony Financial
3.968%, VAR ICE LIBOR USD 3 Month+1.230%, 02/03/2020	600	600
Toronto-Dominion Bank MTN
3.201%, VAR ICE LIBOR USD 3 Month+0.430%, 06/11/2021	1,600	1,602
1.450%, 08/13/2019	550	546
Toyota Motor Credit MTN
3.220%, VAR ICE LIBOR USD 3 Month+0.440%, 10/18/2019	400	401
UBS MTN
3.254%, VAR ICE LIBOR USD 3 Month+0.640%, 08/14/2019	450	451
2.200%, 06/08/2020 (A)	1,465	1,446
UniCredit MTN
6.572%, 01/14/2022 (A)	350	358
US Bancorp MTN
3.171%, VAR ICE LIBOR USD 3 Month+0.400%, 04/25/2019	400	400
US Bank
3.048%, VAR ICE LIBOR USD 3 Month+0.310%, 02/04/2021	1,250	1,250
1.400%, 04/26/2019	350	349
Volkswagen Group of America Finance LLC
3.875%, 11/13/2020 (A)	820	829
3.558%, VAR ICE LIBOR USD 3 Month+0.940%, 11/12/2021 (A)	750	749
Wells Fargo
3.889%, VAR ICE LIBOR USD 3 Month+1.110%, 01/24/2023	400	402
Wells Fargo MTN
3.389%, VAR ICE LIBOR USD 3 Month+0.650%, 12/06/2019	650	654
2.600%, 07/22/2020	1,715	1,709
Wells Fargo Bank MTN
2.870%, VAR United States Secured Overnight Financing Rate+0.480%, 03/25/2020	720	719
		94,509

Health Care — 3.9%
Amgen
3.065%, VAR ICE LIBOR USD 3 Month+0.450%, 05/11/2020	450	451
2.935%, VAR ICE LIBOR USD 3 Month+0.320%, 05/10/2019	1,035	1,036
Bayer US Finance II LLC
3.500%, 06/25/2021 (A)	425	424

SEI Daily Income Trust / Annual Report / January 31, 2019	23

SCHEDULE OF INVESTMENTS

January 31, 2019

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.452%, VAR ICE LIBOR USD 3 Month+0.630%, 06/25/2021 (A)	$775	$767
Becton Dickinson
3.678%, VAR ICE LIBOR USD 3 Month+0.875%, 12/29/2020	375	373
Cardinal Health
3.558%, VAR ICE LIBOR USD 3 Month+0.770%, 06/15/2022	775	769
Cigna
3.438%, VAR ICE LIBOR USD 3 Month+0.650%, 09/17/2021 (A)	375	373
3.200%, 09/17/2020 (A)	1,965	1,967
CVS Health
3.487%, VAR ICE LIBOR USD 3 Month+0.720%, 03/09/2021	435	436
3.397%, VAR ICE LIBOR USD 3 Month+0.630%, 03/09/2020	1,620	1,623
Dignity Health
2.637%, 11/01/2019	1,260	1,257
Gilead Sciences
3.042%, VAR ICE LIBOR USD 3 Month+0.250%, 09/20/2019	1,535	1,535
McKesson
3.650%, 11/30/2020	300	302
UnitedHealth Group
2.857%, VAR ICE LIBOR USD 3 Month+0.070%, 10/15/2020	500	499
		11,812

Industrials — 2.9%
Air Lease
2.125%, 01/15/2020	300	297
Aviation Capital Group LLC
3.421%, VAR ICE LIBOR USD 3 Month+0.670%, 07/30/2021 (A)	570	566
Caterpillar Financial Services MTN
3.104%, VAR ICE LIBOR USD 3 Month+0.280%, 03/22/2019	375	375
3.046%, VAR ICE LIBOR USD 3 Month+0.280%, 09/07/2021	1,600	1,590
Equifax
3.486%, VAR ICE LIBOR USD 3 Month+0.870%, 08/15/2021	765	761
Fortive
1.800%, 06/15/2019	31	31
GE Capital International Funding
2.342%, 11/15/2020	1,215	1,186
General Dynamics
2.875%, 05/11/2020	1,555	1,559
Honeywell International
3.031%, VAR ICE LIBOR USD 3 Month+0.280%, 10/30/2019	800	801

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
John Deere Capital MTN
2.350%, 01/08/2021	$445	$441
PACCAR Financial MTN
1.300%, 05/10/2019	160	159
United Technologies
3.279%, VAR ICE LIBOR USD 3 Month+0.650%, 08/16/2021	375	375
3.086%, VAR ICE LIBOR USD 3 Month+0.350%, 11/01/2019	600	601
		8,742

Information Technology — 1.1%
Broadcom
2.375%, 01/15/2020	800	794
DXC Technology
2.875%, 03/27/2020	400	398
Hewlett Packard Enterprise
3.515%, VAR ICE LIBOR USD 3 Month+0.720%, 10/05/2021	375	372
2.100%, 10/04/2019 (A)	800	795
IBM Credit LLC
3.177%, VAR ICE LIBOR USD 3 Month+0.470%, 11/30/2020	1,140	1,143
		3,502

Materials — 0.5%
Air Liquide Finance
1.375%, 09/27/2019 (A)	400	396
DowDuPont
3.766%, 11/15/2020	455	461
International Flavors & Fragrances
3.400%, 09/25/2020	245	246
Syngenta Finance
3.698%, 04/24/2020 (A)	450	449
		1,552

Utilities — 1.9%
American Electric Power
2.150%, 11/13/2020	450	443
Consolidated Edison of New York
3.222%, VAR ICE LIBOR USD 3 Month+0.400%, 06/25/2021	1,730	1,727
DTE Energy
1.500%, 10/01/2019	435	430
Duke Energy Progress LLC
2.947%, VAR ICE LIBOR USD 3 Month+0.180%, 09/08/2020	540	539
Emera US Finance
2.150%, 06/15/2019	165	164
Sempra Energy
3.037%, VAR ICE LIBOR USD 3 Month+0.250%, 07/15/2019	1,705	1,699

24	SEI Daily Income Trust / Annual Report / January 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.625%, 10/07/2019	$850	$842
		5,844

Total Corporate Obligations (Cost $155,775) ($ Thousands)		155,667

ASSET-BACKED SECURITIES — 28.8%

Automotive — 10.7%
American Credit Acceptance Receivables Trust, Ser 2016-3, Cl B
2.870%, 08/12/2022 (A)	190	190
American Credit Acceptance Receivables Trust, Ser 2018-1, CI A
2.720%, 03/10/2021 (A)	118	118
American Credit Acceptance Receivables Trust, Ser 2018-3, Cl A
2.920%, 08/12/2021 (A)	230	230
American Credit Acceptance Receivables Trust, Ser 2018-4, Cl A
3.380%, 12/13/2021 (A)	747	747
AmeriCredit Automobile Receivables Trust, Ser 2014-3, Cl D
3.130%, 10/08/2020	775	775
AmeriCredit Automobile Receivables Trust, Ser 2016-2, Cl A3
1.600%, 11/09/2020	11	11
AmeriCredit Automobile Receivables Trust, Ser 2016-3, Cl A3
1.460%, 05/10/2021	31	31
Americredit Automobile Receivables Trust, Ser 2018-1, Cl A2A
2.710%, 07/19/2021	251	250
Americredit Automobile Receivables Trust, Ser 2018-2, Cl A2A
2.860%, 11/18/2021	460	459
ARI Fleet Lease Trust, Ser 2017-A, Cl A2
1.910%, 04/15/2026 (A)	217	216
Canadian Pacer Auto Receivables Trust, Ser 2017-1A, Cl A2A
1.772%, 12/19/2019 (A)	124	124
CarMax Auto Owner Trust, Ser 2015-4, Cl A3
1.560%, 11/16/2020	145	145
Chesapeake Funding II LLC, Ser 2016-2A, CI A2
3.509%, VAR ICE LIBOR USD 1 Month+1.000%, 06/15/2028 (A)	255	256
Chesapeake Funding II LLC, Ser 2017-2A, CI A1
1.990%, 05/15/2029 (A)	200	198

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Chesapeake Funding II LLC, Ser 2017-3A, CI A1
1.910%, 08/15/2029 (A)	$246	$243
Chesapeake Funding II LLC, Ser 2017-3A, CI A2
2.849%, VAR ICE LIBOR USD 1 Month+0.340%, 08/15/2029 (A)	652	651
Chesapeake Funding II LLC, Ser 2017-4A, CI A1
2.120%, 11/15/2029 (A)	299	294
Chesapeake Funding II LLC, Ser 2017-4A, CI A2
2.849%, VAR ICE LIBOR USD 1 Month+0.340%, 11/15/2029 (A)	1,186	1,180
Chesapeake Funding II LLC, Ser 2018-1A, CI A1
3.040%, 04/15/2030 (A)	306	306
Chesapeake Funding II LLC, Ser 2018-2A, CI A2
2.879%, VAR ICE LIBOR USD 1 Month+0.370%, 08/15/2030 (A)	525	524
Chesapeake Funding II LLC, Ser 2018-3A, CI A1
3.390%, 01/15/2031 (A)	360	362
Chrysler Capital Auto Receivables Trust, Ser 2016-BA, CI A3
1.640%, 07/15/2021 (A)	351	350
CIG Auto Receivables Trust, Ser 2017-1A, Cl A
2.710%, 05/15/2023 (A)	74	74
CPS Auto Trust, Ser 2017-C, CI A
1.780%, 09/15/2020 (A)	10	10
CPS Auto Trust, Ser 2017-D, CI A
1.870%, 03/15/2021 (A)	47	47
CPS Auto Trust, Ser 2018-A, CI A
2.160%, 05/17/2021 (A)	58	58
CPS Auto Trust, Ser 2018-C, CI A
2.870%, 09/15/2021 (A)	219	219
CPS Auto Trust, Ser 2018-D, CI A
3.060%, 01/18/2022 (A)	356	355
CPS Auto Trust, Ser 2019-A, CI A
3.180%, 06/15/2022 (A)	410	410
Credit Acceptance Auto Loan Trust, Ser 2017-2A, CI A
2.550%, 02/17/2026 (A)	500	496
Credit Acceptance Auto Loan Trust, Ser 2017-3A, CI A
2.650%, 06/15/2026 (A)	250	248
Drive Auto Receivables Trust, Ser 2015-DA, CI D
4.590%, 01/17/2023 (A)	405	407
Drive Auto Receivables Trust, Ser 2018-3, Cl A3
3.010%, 11/15/2021	790	790

SEI Daily Income Trust / Annual Report / January 31, 2019	25

SCHEDULE OF INVESTMENTS

January 31, 2019

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Drive Auto Receivables Trust, Ser 2018-4, Cl A3
3.040%, 11/15/2021	$220	$220
Drive Auto Receivables Trust, Ser 2018-4, CI B
3.360%, 10/17/2022	855	856
Drive Auto Receivables Trust, Ser 2018-5, CI A2B
2.829%, VAR ICE LIBOR USD 1 Month+0.320%, 07/15/2021	410	410
Drive Auto Receivables Trust, Ser 2019-1, Cl A3
3.180%, 10/17/2022	405	405
DT Auto Owner Trust, Ser 2017-4A, Cl B
2.440%, 01/15/2021 (A)	423	423
DT Auto Owner Trust, Ser 2018-1A, Cl A
2.590%, 05/17/2021 (A)	169	168
DT Auto Owner Trust, Ser 2018-3A, Cl A
3.020%, 02/15/2022 (A)	1,429	1,427
DT Auto Owner Trust, Ser 2018-3A, Cl B
3.560%, 09/15/2022 (A)	665	669
Enterprise Fleet Financing LLC, Ser 2017-2, CI A2
1.970%, 01/20/2023 (A)	150	149
Enterprise Fleet Financing LLC, Ser 2018-2, CI A2
3.140%, 02/20/2024 (A)	290	290
Exeter Automobile Receivables Trust, Ser 2018-1A, Cl A
2.210%, 05/17/2021 (A)	77	76
Exeter Automobile Receivables Trust, Ser 2018-3A, CI A
2.900%, 01/18/2022 (A)	363	363
Exeter Automobile Receivables Trust, Ser 2019-1A, Cl A
3.200%, 04/15/2022 (A)	775	775
First Investors Auto Owner Trust, Ser 2017-1A, CI A1
1.690%, 04/15/2021 (A)	13	12
First Investors Auto Owner Trust, Ser 2017-2A, CI A1
1.860%, 10/15/2021 (A)	41	41
First Investors Auto Owner Trust, Ser 2018-1A, CI A1
2.840%, 05/16/2022 (A)	140	140
Flagship Credit Auto Trust, Ser 2017-2, Cl A
1.850%, 07/15/2021 (A)	44	44
Flagship Credit Auto Trust, Ser 2017-3, Cl A
1.880%, 10/15/2021 (A)	176	175
Flagship Credit Auto Trust, Ser 2018-3, Cl A
3.070%, 02/15/2023 (A)	355	355
Flagship Credit Auto Trust, Ser 2018-4, Cl A
3.410%, 05/15/2023 (A)	543	544

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust, Ser 2014-1, CI A
2.260%, 11/15/2025 (A)	$930	$928
Ford Credit Auto Owner Trust, Ser 2015-2, CI A
2.440%, 01/15/2027 (A)	695	689
Ford Credit Floorplan Master Owner Trust, Ser 2016-5, CI A1
1.950%, 11/15/2021	450	446
GLS Auto Receivables Trust, Ser 2017-1A, CI A2
2.670%, 04/15/2021 (A)	166	166
GLS Auto Receivables Trust, Ser 2018-1A, Cl A
2.820%, 07/15/2022 (A)	372	371
GLS Auto Receivables Trust, Ser 2018-3A, Cl A
3.350%, 08/15/2022 (A)	347	347
GM Financial Automobile Leasing Trust, Ser 2016-3, Cl A3
1.610%, 12/20/2019	69	69
Mercedes-Benz Auto Trust, Ser 2016-1, Cl A4
1.460%, 12/15/2022	1,465	1,439
Mercedes-Benz Auto Trust, Ser 2019-A, Cl A3
3.100%, 11/15/2021	310	311
Nissan Master Owner Trust Receivables, Ser 2016-A, CI A2
1.540%, 06/15/2021	395	393
Nissan Master Owner Trust Receivables, Ser 2017-C, CI A
2.829%, VAR ICE LIBOR USD 1 Month+0.320%, 10/17/2022	1,225	1,225
Prestige Auto Receivables Trust, Ser 2017-1A, Cl A3
2.050%, 10/15/2021 (A)	925	921
Prestige Auto Receivables Trust, Ser 2018-1A, CI A2
2.970%, 12/15/2021 (A)	695	694
Santander Drive Auto Receivables Trust, Ser 2014-4, Cl D
3.100%, 11/16/2020	1,065	1,065
Santander Drive Auto Receivables Trust, Ser 2015-4, Cl C
2.970%, 03/15/2021	297	297
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl C
2.460%, 03/15/2022	450	448
Santander Drive Auto Receivables Trust, Ser 2017-A, CI A3
2.220%, 01/20/2021 (A)	1,325	1,316
Santander Drive Auto Receivables Trust, Ser 2018-3, Cl A3
3.030%, 02/15/2022	220	220

26	SEI Daily Income Trust / Annual Report / January 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Securitized Term Auto Receivables Trust, Ser 2017-2A, Cl A2A
1.775%, 01/27/2020 (A)	$39	$39
Skopos Auto Receivables Trust, Ser 2018-1A, CI A
3.190%, 09/15/2021 (A)	211	211
Tesla Auto Lease Trust, Ser 2018-A, Cl A
2.320%, 12/20/2019 (A)	281	280
Tesla Auto Lease Trust, Ser 2018-B, Cl A
3.710%, 08/20/2021 (A)	815	821
United Auto Credit Securitization Trust, Ser 2018-1, Cl A
2.260%, 04/10/2020 (A)	47	47
United Auto Credit Securitization Trust, Ser 2018-1, Cl B
2.760%, 10/13/2020 (A)	300	299
Westlake Automobile Receivables Trust, Ser 2017-2A, Cl A2A
1.800%, 07/15/2020 (A)	54	54
Westlake Automobile Receivables Trust, Ser 2018-2A, Cl A2A
2.840%, 09/15/2021 (A)	290	290
World Omni Auto Receivables Trust, Ser 2019-A, CI A2
3.020%, 04/15/2022	645	646
World Omni Select Auto Trust, Ser 2018-1A, CI B
3.680%, 07/15/2023 (A)	320	324
		32,672

Financials — 5.0%

American Express Credit, Ser 2014-1, Cl A
2.879%, VAR ICE LIBOR USD 1 Month+0.370%, 12/15/2021	1,000	1,001
Capital One Multi-Asset Execution Trust, Ser 2014-A1, CI A1
2.959%, VAR ICE LIBOR USD 1 Month+0.450%, 02/15/2022	800	800
Capital One Multi-Asset Execution Trust, Ser 2015-A3, Cl A3
2.909%, VAR ICE LIBOR USD 1 Month+0.400%, 03/15/2023	735	737
Capital One Multi-Asset Execution Trust, Ser 2016-A3, Cl A3
1.340%, 04/15/2022	1,700	1,691
Capital One Multi-Asset Execution Trust, Ser 2016-A6, CI A6
1.820%, 09/15/2022	1,395	1,385
CARDS II Trust, Ser 2017-1A, CI A
2.879%, VAR ICE LIBOR USD 1 Month+0.370%, 04/18/2022 (A)	865	865
Chase Issuance Trust, Ser 2016-A5, CI A5
1.270%, 07/15/2021	500	497

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Credit Suisse, Ser 2018-LD1 3.420%, 07/25/2024	$163	$163
Discover Card Execution Note Trust, Ser 2015-A2, Cl A
1.900%, 10/17/2022	2,205	2,182
Evergreen Credit Card Trust, Ser 2019-1, Cl A
3.056%, VAR ICE LIBOR USD 1 Month+0.480%, 01/15/2023 (A)	650	650
GE Capital Credit Card Master Note Trust, Ser 2012-7, Cl A
1.760%, 09/15/2022	650	646
Golden Credit Card Trust, Ser 2016-5A, Cl A
1.600%, 09/15/2021 (A)	335	332
Golden Credit Card Trust, Ser 2019-1A, Cl A
2.950%, VAR ICE LIBOR USD 1 Month+0.450%, 12/15/2022 (A)	685	686
KKR, Ser 2018-21, CI A
3.787%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2031 (A)	465	456
Master Credit Card Trust, Ser 2019-1A, Cl A
3.104%, VAR ICE LIBOR USD 1 Month+0.480%, 07/21/2022 (A)	350	350
Synchrony Credit Card Master Note Trust, Ser 2015-4, Cl A
2.380%, 09/15/2023	525	521
Synchrony Credit Card Master Note Trust, Ser 2016-3, Cl B
1.910%, 09/15/2022	772	767
Trillium Credit Card Trust, Ser 19-1A
2.512%, 01/26/2024	1,500	1,500
		15,229

Miscellaneous Business Services — 12.9%

Ajax Mortgage Loan Trust, Ser 2017-B, Cl A
3.163%, 09/25/2056 (A)(B)	455	449
Ally Master Owner Trust, Ser 2017-1, Cl A
2.909%, VAR ICE LIBOR USD 1 Month+0.400%, 02/15/2021	1,407	1,407
Ally Master Owner Trust, Ser 2018-3, Cl A
2.829%, VAR ICE LIBOR USD 1 Month+0.320%, 07/15/2022	955	955
ALM VI, Ser 2018-6A, CI A1B3
3.987%, VAR ICE LIBOR USD 3 Month+1.200%, 07/15/2026 (A)	600	599
ALM XVII, Ser 2018-17A, CI A1AR
3.717%, VAR ICE LIBOR USD 3 Month+0.930%, 01/15/2028 (A)	725	718
Apidos CLO XII, Ser 2018-12A, CI AR
3.867%, VAR ICE LIBOR USD 3 Month+1.080%, 04/15/2031 (A)	600	594
Barings CLO, Ser 2018-3A, CI A1
3.711%, VAR ICE LIBOR USD 3 Month+0.950%, 07/20/2029 (A)	372	368

SEI Daily Income Trust / Annual Report / January 31, 2019	27

SCHEDULE OF INVESTMENTS

January 31, 2019

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Bayview Opportunity Master Fund IIIa Trust, Ser 2017-RN8, CI A1
3.352%, 11/28/2032 (A)	$81	$81
Bayview Opportunity Master Fund IVb Trust, Ser 2017-RT6, CI A
3.500%, 10/28/2057 (A)(B)	383	380
Bayview Opportunity Master Fund Trust IIb, Ser 2018-RN5, CI A1
3.820%, 04/28/2033 (A)	110	110
Carlyle Global Market Strategies, Ser 2018-1A, CI A1R2
3.743%, VAR ICE LIBOR USD 3 Month+0.970%, 04/17/2031 (A)	650	640
Carlyle Global Market Strategies, Ser 2018-2A, CI A1R
3.545%, VAR ICE LIBOR USD 3 Month+0.780%, 04/27/2027 (A)	750	746
CIFC Funding, Ser 2017-1A, CI A1R
4.029%, VAR ICE LIBOR USD 3 Month+1.250%, 07/16/2030 (A)	485	485
CLUB Credit Trust, Ser 2017-P2, Cl A
2.610%, 01/15/2024 (A)	187	187
CNH Equipment Trust, Ser 2017-C, Cl A2
1.840%, 03/15/2021	627	625
Cole Park CLO, Ser 2018-1A, CI AR
3.811%, VAR ICE LIBOR USD 3 Month+1.050%, 10/20/2028 (A)	750	746
Credit-Based Asset Servicing LLC, Ser 2005-CB3, Cl M2
3.440%, VAR ICE LIBOR USD 1 Month+0.930%, 05/25/2035	253	253
Dell Equipment Finance Trust, Ser 2018-1, Cl A2A
2.970%, 10/22/2020 (A)	375	375
DLL LLC, Ser 2017-A, CI A2
1.890%, 07/15/2020 (A)	84	84
DLL LLC, Ser 2018-1, Cl A2
2.810%, 11/17/2020 (A)	655	655
Engs Commercial Finance Trust, Ser 2018-1A, CI A1
2.970%, 02/22/2021	153	153
Finance of America Structured Securities Trust, Ser 2017-HB1, CI A
2.321%, 11/25/2027 (A)(B)	115	115
Finance of America Structured Securities Trust, Ser 2018-HB1, CI A
3.375%, 09/25/2028 (A)(B)	292	292
GSAMP Trust, Ser 2006-HE1, CI A2D
2.820%, VAR ICE LIBOR USD 1 Month+0.310%, 01/25/2036	200	200

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Madison Park Funding XII, Ser 2017-12A, CI AR
4.021%, VAR ICE LIBOR USD 3 Month+1.260%, 07/20/2026 (A)	$240	$240
Magnetite VII, Ser 2018-7A, CI A1R2
3.587%, VAR ICE LIBOR USD 3 Month+0.800%, 01/15/2028 (A)	800	786
Magnetite VIII, Ser 2018-8A, CI AR2
3.767%, VAR ICE LIBOR USD 3 Month+0.980%, 04/15/2031 (A)	685	680
Marlette Funding Trust, Ser 2017-3A, Cl A
2.360%, 12/15/2024 (A)	71	71
Marlette Funding Trust, Ser 2018-1A, Cl A
2.610%, 03/15/2028 (A)	143	143
Marlette Funding Trust, Ser 2018-2A, Cl A
3.060%, 07/17/2028	170	170
Marlette Funding Trust, Ser 2018-4A, Cl A
3.710%, 12/15/2028 (A)	355	357
Mill City Mortgage Loan Trust, Ser 2017-3, CI A1
2.750%, 01/25/2061 (A)(B)	433	422
Mill City Mortgage Loan Trust, Ser 2018-1, CI A1
3.250%, 05/25/2062 (A)(B)	212	209
MMAF Equipment Finance LLC, Ser 2017-AA, CI A2
1.730%, 05/18/2020 (A)	7	7
MMAF Equipment Finance LLC, Ser 2017-AA, Cl A3
2.040%, 02/16/2022 (A)	350	347
Nationstar HECM Loan Trust, Ser 2017-2A, CI A1
2.038%, 09/25/2027 (A)(B)	96	95
Nationstar HECM Loan Trust, Ser 2018-1A, CI A
2.760%, 02/25/2028 (A)(B)	117	117
Nationstar HECM Loan Trust, Ser 2018-2A, CI A
3.188%, 07/25/2028 (A)(B)	167	167
Navient Student Loan Trust, Ser 2016-6A, CI A1
2.990%, VAR ICE LIBOR USD 1 Month+0.480%, 03/25/2066 (A)	–	–
Navient Student Loan Trust, Ser 2017-3A, CI A1
2.810%, VAR ICE LIBOR USD 1 Month+0.300%, 07/26/2066 (A)	173	173
Navient Student Loan Trust, Ser 2018-1A
2.860%, 03/25/2067	590	588
New Residential Mortgage LLC, Ser 2016-T2, CI AT2
2.575%, 10/15/2049 (A)	300	298

28	SEI Daily Income Trust / Annual Report / January 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
New Residential Mortgage LLC, Ser 2018-FNT1, CI A
3.610%, 05/25/2023 (A)	$564	$567
New Residential Mortgage LLC, Ser 2018-FNT2, CI A
3.790%, 07/25/2054 (A)	336	339
NextGear Floorplan Master Owner Trust, Ser 2017-2A, CI A1
3.189%, VAR ICE LIBOR USD 1 Month+0.680%, 10/17/2022 (A)	935	937
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS1, CI A
3.193%, 01/25/2023 (A)	279	278
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS2, CI A
3.265%, 02/25/2023 (A)	134	134
NYCTL Trust, Ser 2017-A, CI A
1.870%, 11/10/2030 (A)	155	153
NYCTL Trust, Ser 2018-A, CI A
3.220%, 11/10/2031 (A)	990	987
OCP CLO, Ser 2017-8A, CI A1R
3.623%, VAR ICE LIBOR USD 3 Month+0.850%, 04/17/2027 (A)	500	497
Octagon Investment Partners, Ser 2017-1A, CI A1R
3.546%, VAR ICE LIBOR USD 3 Month+0.900%, 05/21/2027 (A)	725	722
Octagon Investment Partners, Ser 2017-1A, CI AR
3.748%, VAR ICE LIBOR USD 3 Month+1.130%, 08/12/2026 (A)	620	620
OneMain Financial Issuance Trust, Ser 2016-1A, Cl B
4.570%, 02/20/2029 (A)	185	187
OneMain Financial Issuance Trust, Ser 2019-1A, CI A
3.480%, 02/14/2031 (A)	550	550
OZLM VII, Ser 2018-7RA, CI A1R
3.783%, VAR ICE LIBOR USD 3 Month+1.010%, 07/17/2029 (A)	590	583
OZLM XII, Ser 2018-12A, Cl A1R
3.801%, VAR ICE LIBOR USD 3 Month+1.050%, 04/30/2027 (A)	400	397
PFS Financing, Ser 2016-BA, Cl A
1.870%, 10/15/2021 (A)	374	371
PFS Financing, Ser 2017-AA, Cl A
3.089%, VAR ICE LIBOR USD 1 Month+0.580%, 03/15/2021 (A)	515	515
Pretium Mortgage Credit Partners, Ser 2017-NPL5, CI A1
3.327%, 12/30/2032 (A)(B)	160	157

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Pretium Mortgage Credit Partners, Ser 2018-NPL2, Cl A1
3.700%, 03/27/2033 (A)	$365	$361
Prosper Marketplace Issuance Trust, Ser 2017-3A, CI A
2.360%, 11/15/2023 (A)	50	50
Prosper Marketplace Issuance Trust, Ser 2018-1A, Cl A
3.110%, 06/17/2024 (A)	206	206
PRPM, Ser 2018-1A, CI A1
3.750%, 04/25/2023 (A)(B)	272	271
Regional Management Issuance, Ser 2018-1, CI A
3.830%, 07/15/2027 (A)	290	291
Shackleton, Ser 2018-6RA, Cl A
3.793%, VAR ICE LIBOR USD 3 Month+1.020%, 07/17/2028 (A)	500	497
SLM Student Loan Trust, Ser 2004-3, Cl A5
2.941%, VAR ICE LIBOR USD 3 Month+0.170%, 07/25/2023	96	96
SLM Student Loan Trust, Ser 2004-8A, Cl A5
3.271%, VAR ICE LIBOR USD 3 Month+0.500%, 04/25/2024 (A)	113	113
SLM Student Loan Trust, Ser 2005-3, Cl A5
2.861%, VAR ICE LIBOR USD 3 Month+0.090%, 10/25/2024	228	228
SLM Student Loan Trust, Ser 2005-4, Cl A3
2.891%, VAR ICE LIBOR USD 3 Month+0.120%, 01/25/2027	253	251
SLM Student Loan Trust, Ser 2006-5, Cl A5
2.881%, VAR ICE LIBOR USD 3 Month+0.110%, 01/25/2027	418	417
SLM Student Loan Trust, Ser 2007-6, Cl A4
3.151%, VAR ICE LIBOR USD 3 Month+0.380%, 10/25/2024	882	883
SLM Student Loan Trust, Ser 2008-5, Cl A4
4.471%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/2023	390	397
SLM Student Loan Trust, Ser 2008-9, Cl A
4.271%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	401	405
Sofi Consumer Loan Program, Ser 2016-2, CI A
3.090%, 10/27/2025 (A)	386	385
Sofi Consumer Loan Program, Ser 2016-3, CI A
3.050%, 12/26/2025 (A)	409	407
Sofi Consumer Loan Program, Ser 2017-1, CI A
3.280%, 01/26/2026 (A)	420	420
Sofi Consumer Loan Program, Ser 2017-6, CI A1
2.200%, 11/25/2026	95	94

SEI Daily Income Trust / Annual Report / January 31, 2019	29

SCHEDULE OF INVESTMENTS

January 31, 2019

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Sofi Consumer Loan Program, Ser 2018-1, CI A1
2.550%, 02/25/2027 (A)	$172	$171
Sofi Consumer Loan Program, Ser 2018-2, CI A1
2.930%, 04/26/2027 (A)	214	213
Sofi Consumer Loan Program, Ser 2018-3, CI A1
3.200%, 08/25/2027 (A)	179	179
Sofi Professional Loan Program, Ser 2017-A, CI A1
3.210%, VAR ICE LIBOR USD 1 Month+0.700%, 03/26/2040 (A)	136	136
Springleaf Funding Trust, Ser 2016-AA, Cl A
2.900%, 11/15/2029 (A)	1,030	1,025
SPS Servicer Advance, Ser 2016-T2, Cl AT2
2.750%, 11/15/2049 (A)	420	419
Stanwich Mortgage Loan Trust, Ser 2018-NPB1, Cl A1
4.016%, 05/16/2023 (A)	642	639
Symphony CLO XIV, Ser 2017-14A, CI A1R
4.077%, VAR ICE LIBOR USD 3 Month+1.280%, 07/14/2026 (A)	749	751
Towd Point Mortgage Trust, Ser 2015-4, CI A1B
2.750%, 04/25/2055 (A)(B)	73	73
Towd Point Mortgage Trust, Ser 2015-5, CI A1B
2.750%, 05/25/2055 (A)(B)	76	75
Towd Point Mortgage Trust, Ser 2016-1, CI A1B
2.750%, 02/25/2055 (A)(B)	63	62
Towd Point Mortgage Trust, Ser 2016-3, Cl A1
2.250%, 04/25/2056 (A)(B)	160	156
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056 (A)(B)	256	250
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056 (A)(B)	545	533
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057 (A)(B)	308	302
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057 (A)(B)	242	236
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
3.110%, VAR ICE LIBOR USD 1 Month+0.600%, 02/25/2057 (A)	471	469
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057 (A)(B)	221	215
Towd Point Mortgage Trust, Ser 2018-1, Cl A1
3.000%, 01/25/2058 (A)(B)	157	154
Treman Park CLO, Ser 2018-1A, Cl ARR
3.831%, VAR ICE LIBOR USD 3 Month+1.070%, 10/20/2028 (A)	550	548

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Tryon Park CLO, Ser 2018-1A, CI A1SR
3.677%, VAR ICE LIBOR USD 3 Month+0.890%, 04/15/2029 (A)	$360	$356
Verizon Owner Trust, Ser 2016-1A, Cl A
1.420%, 01/20/2021 (A)	342	341
Verizon Owner Trust, Ser 2016-2A, Cl A
1.680%, 05/20/2021 (A)	288	287
Verizon Owner Trust, Ser 2017-2A, Cl B
2.220%, 12/20/2021 (A)	190	188
VOLT LXIV LLC, Ser 2017-NP11, CI A1
3.375%, 10/25/2047 (A)	363	362
VOLT LXX LLC, Ser 2018-NPL6, CI A1A
4.115%, 09/25/2048 (A)	343	342
Voya CLO, Ser 2017-3A, CI A1R
3.491%, VAR ICE LIBOR USD 3 Month+0.720%, 07/25/2026 (A)	485	483
Z Capital Credit Partners CLO, Ser 2018-1A, CI A1R
3.729%, VAR ICE LIBOR USD 3 Month+0.950%, 07/16/2027 (A)	600	597
		39,415

Mortgage Related — 0.0%
Accredited Mortgage Loan Trust, Ser 2004-4, CI A1A
3.190%, VAR ICE LIBOR USD 1 Month+0.680%, 01/25/2035	94	94
Aegis, Ser 2004-4, CI A1
3.230%, VAR ICE LIBOR USD 1 Month+0.720%, 10/25/2034	93	93
		187
Non-Agency Mortgage-Backed Obligations — 0.2%
Bear Stearns Asset Trust, Ser 2005-HE3, Cl M2
3.530%, VAR ICE LIBOR USD 1 Month+1.020%, 03/25/2035	51	51
New Residential Mortgage Loan Trust, Ser 2017-6A, CI A1
4.000%, 08/27/2057 (A)(B)	585	588
		639

Total Asset-Backed Securities (Cost $88,375) ($ Thousands)		88,142

MORTGAGE-BACKED SECURITIES — 13.6%

Agency Mortgage-Backed Obligations — 5.3%
FHLMC
5.000%, 06/01/2026	97	99
4.248%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.081%, 02/01/2030	37	38

30	SEI Daily Income Trust / Annual Report / January 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
4.228%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.995%, 02/01/2022	$11	$11
FHLMC Multifamily Structured Pass-Through Certificates, Cl A
2.753%, VAR LIBOR USD 1 Month+0.250%, 02/25/2023	1,115	1,114
FHLMC Multifamily Structured Pass-Through Certificates, Cl A1
2.746%, 12/25/2019	51	51
1.573%, 01/25/2022	214	210
FHLMC REMIC, Ser 2010-3745, Cl GP
4.000%, 06/15/2039	721	736
FHLMC REMIC, Ser 2013-4206, Cl CA
3.000%, 05/15/2037	905	907
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
4.160%, VAR ICE LIBOR USD 1 Month+1.650%, 04/25/2024	90	91
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1
6.310%, VAR ICE LIBOR USD 1 Month+3.800%, 03/25/2025	575	609
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA1, CI M1
3.710%, VAR ICE LIBOR USD 1 Month+1.200%, 08/25/2029	1,295	1,298
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2018-SPI2, Cl M1
3.819%, 05/25/2048 (A)(B)	388	388
FHLMC, Ser 2017-KT01, Cl A
2.839%, VAR LIBOR USD 1 Month+0.320%, 02/25/2020	350	350
FNMA
6.000%, 01/01/2027	14	16
5.000%, 03/01/2025 (C)	208	212
5.000%, 05/01/2019 to 03/01/2025	106	108
4.672%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.120%, 11/01/2025	3	3
4.658%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.196%, 11/01/2023	4	4
4.358%, VAR ICE LIBOR USD 6 Month+1.841%, 09/01/2024	40	41
4.276%, VAR ICE LIBOR USD 6 Month+1.767%, 09/01/2024	16	16
4.236%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.087%, 05/01/2028	2	2
3.965%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.215%, 01/01/2029	9	9

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
3.557%, VAR ICE LIBOR USD 6 Month+1.000%, 11/01/2021	$3	$3
3.000%, 12/01/2030	1,245	1,247
1.900%, 10/01/2019	350	349
FNMA Connecticut Avenue Securities, Ser 2014-C02, CI 1M1
3.460%, VAR ICE LIBOR USD 1 Month+0.950%, 05/25/2024	16	16
FNMA Connecticut Avenue Securities, Ser 2017-C02, CI 2M1
3.660%, VAR ICE LIBOR USD 1 Month+1.150%, 09/25/2029	250	250
FNMA Connecticut Avenue Securities, Ser 2018-C06, CI 1M1
3.060%, VAR ICE LIBOR USD 1 Month+0.550%, 03/25/2031	452	451
FNMA REMIC, Ser 1993-58, CI H
5.500%, 04/25/2023	10	10
FNMA REMIC, Ser 2001-33, Cl FA
2.960%, VAR LIBOR USD 1 Month+0.450%, 07/25/2031	10	10
FNMA REMIC, Ser 2002-64, Cl FG
2.763%, VAR LIBOR USD 1 Month+0.250%, 10/18/2032	7	7
FNMA REMIC, Ser 2011-24
4.000%, 10/25/2039	488	493
FNMA REMIC, Ser 2011-38
4.000%, 02/25/2035	1,076	1,078
FNMA REMIC, Ser 2012-63, Cl FE
2.910%, VAR LIBOR USD 1 Month+0.400%, 06/25/2038	449	450
FNMA, Ser 2017-M13, Cl FA
2.870%, VAR LIBOR USD 1 Month+0.400%, 10/25/2024	333	332
FREMF Mortgage Trust, Ser 2011-K12, Cl B
4.345%, 01/25/2046 (A)(B)	920	938
FREMF Mortgage Trust, Ser 2012-K712, Cl B
3.358%, 05/25/2045 (A)(B)	120	120
FREMF Mortgage Trust, Ser 2013-K712, Cl C
3.358%, 05/25/2045 (A)(B)	840	838
FREMF Mortgage Trust, Ser 2014-K503, Cl C
3.044%, 10/25/2047 (A)(B)	210	208
GMAC Mortgage Loan Trust, Ser 2005-AR6, CI 2A1
4.055%, 11/19/2035 (B)	110	105
GNMA, Ser 2010-81
3.750%, 04/20/2039	633	638
GNMA, Ser 2012-31, Cl KA
1.500%, 12/20/2038	940	935
NCUA Guaranteed Notes, Ser 2010-R1, Cl 1A
2.971%, VAR ICE LIBOR USD 1 Month+0.450%, 10/07/2020	1,246	1,247

SEI Daily Income Trust / Annual Report / January 31, 2019	31

SCHEDULE OF INVESTMENTS

January 31, 2019

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
NCUA Guaranteed Notes, Ser 2011-R1, Cl 1A
2.971%, VAR ICE LIBOR USD 1 Month+0.450%, 01/08/2020	$166	$166
NCUA Guaranteed Notes, Ser 2011-R2, Cl 1A
2.921%, VAR ICE LIBOR USD 1 Month+0.400%, 02/06/2020	47	47
NCUA Guaranteed Notes, Ser 2011-R3, Cl 1A
2.919%, VAR ICE LIBOR USD 1 Month+0.400%, 03/11/2020	99	99

		16,350

Automotive — 0.1%
Enterprise Fleet Financing LLC, Ser 2016-2, CI A2
1.740%, 02/22/2022 (A)	156	155
Toyota Auto Receivables Owner Trust, Ser 2016-B, Cl A3
1.300%, 04/15/2020	21	21

		176

Credit Card — 0.1%
Cabela’s Credit Card Master Note Trust, Ser 2016-1, Cl A1
1.780%, 06/15/2022	305	304

Financials — 0.6%
Discover Card Execution Note Trust, Ser 2016-A2, CI A2
3.049%, VAR ICE LIBOR USD 1 Month+0.540%, 09/15/2021	1,850	1,851

Miscellaneous Business Services — 0.3%
Colombia Cent CLO, Ser 2018-27A, CI A1
3.640%, VAR ICE LIBOR USD 3 Month+1.150%, 10/25/2028 (A)	480	478
SPS Servicer Advance Receivables Trust, Ser 2018-T1
3.620%, 10/17/2050	600	602

		1,080

Non-Agency Mortgage-Backed Obligations — 7.2%
Angel Oak Mortgage Trust LLC, Ser 2017-1, CI A1
2.810%, 01/25/2047 (A)(B)	34	34
Angel Oak Mortgage Trust LLC, Ser 2017-2, CI A1
2.478%, 07/25/2047 (A)(B)	167	165
Angel Oak Mortgage Trust LLC, Ser 2017-3, CI A1
2.708%, 11/25/2047 (A)(B)	125	124

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Angel Oak Mortgage Trust LLC, Ser 2018-3, CI A1
3.649%, 09/25/2048 (A)(B)	$342	$342
Angel Oak Mortgage Trust LLC, Ser 2019-1, CI A1
3.920%, 11/25/2048 (A)(B)	750	753
BAMLL Commercial Mortgage Securities Trust, Ser 2018-DSNY, CI A
3.359%, VAR LIBOR USD 1 Month+0.850%, 09/15/2034 (A)	750	742
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
4.235%, 07/25/2035 (B)	88	81
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
4.517%, 11/25/2035 (B)	10	10
BBCMS Mortgage Trust, Ser 2017-DELC, Cl A
3.359%, VAR LIBOR USD 1 Month+0.850%, 08/15/2036 (A)	800	793
Bear Stearns Mortgage Trust, Ser 2005-3, CI 2A1
4.215%, 06/25/2035 (B)	49	50
Bear Stearns Mortgage Trust, Ser 2005-6, CI 3A1
4.417%, 08/25/2035 (B)	106	105
BX Trust, Ser 2018-IND, CI A
3.259%, VAR LIBOR USD 1 Month+0.750%, 11/15/2035 (A)	339	338
BX Trust, Ser 2018-MCSF, CI A
3.086%, VAR LIBOR USD 1 Month+0.577%, 04/15/2035 (A)	470	459
CGDBB Commercial Mortgage Trust, Ser 2017-BIOC, CI A
3.299%, VAR LIBOR USD 1 Month+0.790%, 07/15/2032 (A)	450	447
CIM Trust, Ser 2017-7, CI A
3.000%, 04/25/2057 (A)(B)	551	547
Citigroup Mortgage Loan Trust, Ser 2004-HYB3, CI 1A
4.497%, 09/25/2034 (B)	17	18
Citigroup Mortgage Loan Trust, Ser 2006-AR2, CI 1A1
4.250%, 03/25/2036 (B)	84	80
Citigroup Mortgage Loan Trust, Ser 2018-RP2, CI A1
3.500%, 02/25/2058 (B)	333	335
COLT Mortgage Loan Trust, Ser 2016-3, Cl A3
3.750%, 12/26/2046 (A)(B)	138	137
COLT Mortgage Loan Trust, Ser 2016-3, Cl A1
2.800%, 12/26/2046 (A)(B)	49	49
COLT Mortgage Loan Trust, Ser 2017-1, Cl A1
2.614%, 05/27/2047 (B)	127	126

32	SEI Daily Income Trust / Annual Report / January 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COLT Mortgage Loan Trust, Ser 2018-1, Cl A1
2.930%, 02/25/2048 (A)(B)	$156	$155
COLT Mortgage Loan Trust, Ser 2018-2, Cl A1
3.470%, 07/27/2048 (A)(B)	445	444
COLT Mortgage Loan Trust, Ser 2018-3, Cl A1
3.692%, 10/26/2048 (A)(B)	110	110
COLT Mortgage Loan Trust, Ser 2018-4, Cl A1
4.006%, 12/28/2048 (A)(B)	507	509
COLT Mortgage Loan Trust, Ser 2019-1, Cl A1
3.705%, 03/25/2049 (A)(B)	250	250
COMM Mortgage Trust, Ser 2014-CR17, Cl A2
3.012%, 05/10/2047	338	338
COMM Mortgage Trust, Ser 2014-UBS5, Cl A2
3.031%, 09/10/2047	140	140
COMM Mortgage Trust, Ser 2015-CR23, Cl A2
2.852%, 05/10/2048	423	421
Countrywide Home Loans, Ser 2004-29, CI 1A1
3.050%, VAR ICE LIBOR USD 1 Month+0.540%, 02/25/2035	13	13
Countrywide Home Loans, Ser 2005-HY10, Cl 3A1A
4.261%, 02/20/2036 (B)	75	68
Deephaven Residential Mortgage Trust, Ser 2017-1A, CI A1
2.725%, 12/26/2046 (A)(B)	50	49
Deephaven Residential Mortgage Trust, Ser 2017-2A, CI A1
2.453%, 06/25/2047 (A)(B)	120	118
Deephaven Residential Mortgage Trust, Ser 2017-3A, CI A1
2.577%, 10/25/2047 (A)(B)	136	135
Deephaven Residential Mortgage Trust, Ser 2018-1A, CI A1
2.976%, 12/25/2057 (A)(B)	167	165
Deephaven Residential Mortgage Trust, Ser 2018-2A, CI A1
3.479%, 04/25/2058 (A)(B)	422	422
Deephaven Residential Mortgage Trust, Ser 2018-3A, CI A1
3.789%, 08/25/2058 (A)(B)	601	603
FDIC Guaranteed Notes Trust, Ser 2010-S4, CI A
3.067%, VAR ICE LIBOR USD 1 Month+0.720%, 12/04/2020 (A)	649	636
Flagstar Mortgage Trust, Ser 2018-5, Cl A7
4.000%, 09/25/2048 (A)(B)	365	368
GS Mortgage Securities Trust, Ser 2010-C2, CI A1
3.849%, 12/10/2043	45	45
GS Mortgage Securities Trust, Ser 2015-GC28, CI A2
2.898%, 02/10/2048	210	210

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2015-GC30, CI A2
2.726%, 05/10/2050	$275	$274
GS Mortgage Securities Trust, Ser 2017-500K, CI A
3.209%, VAR LIBOR USD 1 Month+0.700%, 07/15/2032 (A)	415	410
GS Mortgage Securities Trust, Ser 2018-FBLU, Cl B
3.709%, VAR LIBOR USD 1 Month+1.200%, 11/15/2035 (A)	1,280	1,274
GSR Mortgage Loan Trust, Ser 2005-AR4, CI 2A1
4.328%, 07/25/2035 (B)	127	111
GSR Mortgage Loan Trust, Ser 2007-AR2, CI 1A1
3.841%, 05/25/2037 (B)	117	102
Impac CMB Trust, Ser 2004-9, Cl 1A1
3.270%, VAR ICE LIBOR USD 1 Month+0.760%, 01/25/2035	40	39
Impac CMB Trust, Ser 2005-2, Cl 1A1
3.030%, VAR ICE LIBOR USD 1 Month+0.520%, 04/25/2035	43	43
Impac CMB Trust, Ser 2005-3, Cl A1
2.990%, VAR ICE LIBOR USD 1 Month+0.480%, 08/25/2035	40	38
Impac CMB Trust, Ser 2005-5, Cl A1
3.150%, VAR ICE LIBOR USD 1 Month+0.640%, 08/25/2035	31	31
Impac CMB Trust, Ser 2005-8, Cl 1A
3.030%, VAR ICE LIBOR USD 1 Month+0.520%, 02/25/2036	104	100
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C14, CI A2
3.019%, 08/15/2046	200	200
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, CI A2
3.181%, 09/15/2047	188	188
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C25, CI A2
2.949%, 11/15/2047	530	529
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, CI A2
2.773%, 10/15/2048	611	608
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C29, CI A2
2.921%, 05/15/2048	1,522	1,518
JPMorgan Mortgage Trust, Ser 2005-A6, CI 7A1
4.351%, 08/25/2035 (B)	51	50
JPMorgan Mortgage Trust, Ser 2007-A3, CI 1A1
3.994%, 05/25/2037 (B)	76	68

SEI Daily Income Trust / Annual Report / January 31, 2019	33

SCHEDULE OF INVESTMENTS

January 31, 2019

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2013-C13, CI A2
2.665%, 01/15/2046	$3	$3
JPMorgan Mortgage Trust, Ser 2018-7FRB, CI A2
3.256%, VAR ICE LIBOR USD 1 Month+0.750%, 04/25/2046 (A)	402	401
LSTAR Securities Investment, Ser 2017-7, Cl A
4.270%, VAR ICE LIBOR USD 1 Month+1.750%, 10/01/2022 (A)	65	64
LSTAR Securities Investment, Ser 2017-8, Cl A
4.170%, VAR ICE LIBOR USD 1 Month+1.650%, 11/01/2022 (A)	148	148
Merrill Lynch Mortgage Trust, Ser 2005-A3, CI A1
2.780%, VAR ICE LIBOR USD 1 Month+0.270%, 04/25/2035	16	16
Merrill Lynch Mortgage Trust, Ser 2007-3, CI 2A1
4.037%, 06/25/2037 (B)	102	82
Metlife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055 (A)(B)	187	184
MFRA Trust, Ser 2017-RPL1, CI A1
2.588%, 02/25/2057 (A)(B)	131	129
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C14, CI A3
3.669%, 02/15/2047	308	311
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C16, CI A2
2.849%, 06/15/2047	509	508
Morgan Stanley Capital I Trust, Ser 2012-STAR, CI A1
2.084%, 08/05/2034 (A)	101	99
MortgageIT Trust, Ser 2005-5, Cl A1
2.770%, VAR ICE LIBOR USD 1 Month+0.260%, 12/25/2035	118	117
Mortgage-Linked Amortizing Notes, Ser 2012-1, CI A10
2.060%, 01/15/2022	65	64
New Residential Mortgage Loan Trust, Ser 2017-3A, CI A1
4.000%, 04/25/2057 (A)(B)	274	279
New Residential Mortgage Loan Trust, Ser 2018-1A, CI A1
4.000%, 09/25/2057 (A)(B)	290	292
OBX Trust, Ser 2018-1, Cl A2
3.160%, VAR ICE LIBOR USD 1 Month+0.650%, 06/25/2057 (A)	77	76
OBX Trust, Ser 2019-INV1, CI A8
4.000%, 11/25/2048 (A)(B)	511	513

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Paragon Mortgages No. 12, Ser 2006-12A, CI A2C
2.836%, VAR ICE LIBOR USD 3 Month+0.220%, 11/15/2038 (A)	$85	$79
Paragon Mortgages No. 15, Ser 2007-15A, CI A2C
3.008%, VAR ICE LIBOR USD 3 Month+0.220%, 12/15/2039 (A)	202	188
RFMSI Trust, Ser 2007-SA3, CI 2A1
5.033%, 07/27/2037 (B)	95	84
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
3.043%, VAR ICE LIBOR USD 1 Month+0.540%, 01/20/2035	12	11
Sequoia Mortgage Trust, Ser 2018-CH3, Cl A1
4.500%, 08/25/2048 (B)	431	440
SG Residential Mortgage Trust, Ser 2018-1, CI A1
3.425%, 04/27/2048 (A)(B)	394	394
Verus Securitization Trust, Ser 2018-1, Cl A1
2.929%, 02/25/2048 (A)(B)	146	144
Verus Securitization Trust, Ser 2018-2, Cl A1
3.677%, 06/01/2058 (A)(B)	471	470
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
3.982%, 03/25/2036 (B)	156	151
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-BB, CI A2
4.943%, 01/25/2035 (B)	38	39
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR10, CI 2A1
4.443%, 07/25/2036 (B)	81	81
WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, CI A2
2.927%, 03/15/2046	15	15
WFRBS Commercial Mortgage Trust, Ser 2014-LC14, CI A2
2.862%, 03/15/2047	130	130

		22,029

Total Mortgage-Backed Securities (Cost $42,018) ($ Thousands)		41,790

U.S. TREASURY OBLIGATIONS — 2.9%
U.S. Treasury Notes
1.500%, 10/31/2019	5,845	5,800
1.500%, 11/30/2019	3,000	2,974

Total U.S. Treasury Obligations (Cost $8,798) ($ Thousands)		8,774

34	SEI Daily Income Trust / Annual Report / January 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 1.8%

California — 0.3%
California State, GO
Callable 10/01/2021 @ 100
3.283%, 04/01/2047 (D)	$775	$780

Florida — 0.1%
Florida State, Board of Administration Finance, Ser A, RB
2.163%, 07/01/2019	400	399

Idaho — 0.2%
Idaho State, Housing & Finance Association, Ser A, RB
Callable 02/06/2019 @ 100
2.450%, 07/01/2041 (D)	615	615

Illinois — 0.1%
Illinois State, GO
5.363%, 02/01/2019	330	330

Michigan — 0.1%
Genesee County, GO
Callable 02/11/2019 @ 100
3.120%, 10/01/2019 (D)	174	174

New Jersey — 0.2%
Monmouth County, Improvement Authority, RB
2.500%, 11/14/2019	715	712

New York — 0.4%
New York State, Housing Finance Agency, Ser B, RB
Callable 01/31/2019 @ 100
2.500%, 11/01/2048 (D)(E)	1,100	1,100

Pennsylvania — 0.1%
Pennsylvania State, Turnpike Commission, RB
1.760%, 12/01/2019	370	366

Utah — 0.1%
Utah State, Board of Regents, Ser 2016-1, CI A, RB
3.260%, VAR ICE LIBOR USD 1 Month+0.750%, 09/25/2056	300	299

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Wisconsin — 0.2%
City of Franklin, GO
2.500%, 03/01/2019	$675	$675

Total Municipal Bonds (Cost $5,455) ($ Thousands)		5,450

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.9%
FHLMC MTN
1.500%, 01/17/2020	1,250	1,238
FNMA
2.550%, VAR United States Secured Overnight Financing Rate+0.160%, 01/30/2020	775	776
2.460%, VAR United States Secured Overnight Financing Rate+0.070%, 10/30/2019	775	775

Total U.S. Government Agency Obligations (Cost $2,788) ($ Thousands)		2,789

REPURCHASE AGREEMENT — 1.4% (F)
BNP Paribas 2.600%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $4,300,311 (collateralized by U.S. Government obligations, par value $1,000 - 123,081,689, 2.500% - 7.000%, 06/01/19 - 12/01/48; total market value $4,386,000)	4,300	4,300

Total Repurchase Agreement (Cost $4,300) ($ Thousands)		4,300

Total Investments in Securities — 100.3% (Cost $307,509) ($ Thousands)		$306,912

SEI Daily Income Trust / Annual Report / January 31, 2019	35

SCHEDULE OF INVESTMENTS

January 31, 2019

Ultra Short Duration Bond Fund (Concluded)

A list of the open futures contracts held by the Fund at January 31, 2019, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Notes	(15)	Mar-2019	$(1,787)	$(1,837)	$(50)
U.S. 2-Year Treasury Notes	23	Mar-2019	4,849	4,884	35
U.S. 5-Year Treasury Notes	(1)	Mar-2019	(113)	(115)	(2)
U.S. Long Treasury Bond	(1)	Mar-2019	(139)	(147)	(8)

			$2,810	$2,785	$(25)

For the year ended January 31, 2019, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $305,943 ($ Thousands).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2019, the value of these securities amounted to $109,520 ($ Thousands), representing 35.8% of the Net Assets of the Fund.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.
(E)	Securities are held in connection with a letter of credit issued by a major bank.
(F)	Tri-Party Repurchase Agreement.

Cl — Class

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of January 31, 2019 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$155,667	$–	$155,667
Asset-Backed Securities	–	88,142	–	88,142
Mortgage-Backed Securities	–	41,790	–	41,790
U.S. Treasury Obligations	–	8,774	–	8,774
Municipal Bonds	–	5,450	–	5,450
U.S. Government Agency Obligations	–	2,789	–	2,789
Repurchase Agreement	–	4,300	–	4,300

Total Investments in Securities	$–	$306,912	$–	$306,912

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$35	$–	$–	$35
Unrealized Depreciation	(60)	–	–	(60)

Total Other Financial Instruments	$(25)	$–	$–	$(25)

* Futures Contracts are valued at the net unrealized appreciation (depreciation) on the instruments.

For the year ended January 31, 2019, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

36	SEI Daily Income Trust / Annual Report / January 31, 2019

SCHEDULE OF INVESTMENTS

January 31, 2019

Short-Duration Government Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 61.6%

Agency Mortgage-Backed Obligations — 61.6%
FHLMC
4.625%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.125%, 11/01/2020	$1	$1
4.585%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.137%, 12/01/2023	24	25
4.500%, 09/01/2020 to 12/01/2039	5,622	5,848
4.483%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.177%, 12/01/2023	353	365
4.458%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.256%, 07/01/2024	7	7
4.362%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.254%, 04/01/2029	12	12
4.309%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.204%, 05/01/2024	8	9
4.261%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.364%, 06/01/2024	6	6
4.231%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.214%, 06/01/2024	9	9
4.000%, 06/01/2044	409	420
FHLMC REMIC, Ser 2002-42, CI A5
7.500%, 02/25/2042	302	353
FHLMC REMIC, Ser 2003-2571, Cl FY
3.259%, VAR LIBOR USD 1 Month+0.750%, 12/15/2032	4,356	4,436
FHLMC REMIC, Ser 2006-3148, Cl CF
2.909%, VAR LIBOR USD 1 Month+0.400%, 02/15/2034	197	197
FHLMC REMIC, Ser 2006-3174, Cl FA
2.809%, VAR LIBOR USD 1 Month+0.300%, 04/15/2036	1,251	1,250
FHLMC REMIC, Ser 2006-3219, Cl EF
2.909%, VAR LIBOR USD 1 Month+0.400%, 04/15/2032	3,030	3,025
FHLMC REMIC, Ser 2007-3339, Cl HF
3.029%, VAR LIBOR USD 1 Month+0.520%, 07/15/2037	3,516	3,539

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC, Ser 2010-3628, Cl PJ
4.500%, 01/15/2040	$1,644	$1,723
FHLMC REMIC, Ser 2011-3795, Cl EB
2.500%, 10/15/2039	94	93
FHLMC REMIC, Ser 2011-3930, CI AI, IO
3.500%, 09/15/2026	587	51
FHLMC REMIC, Ser 2012-4018, Cl AI, IO
3.500%, 03/15/2027	1,002	83
FHLMC REMIC, Ser 2012-4030, Cl FD
2.859%, VAR LIBOR USD 1 Month+0.350%, 02/15/2041	10,541	10,535
FHLMC REMIC, Ser 2012-4032, Cl Cl, IO
3.500%, 06/15/2026	1,624	97
FHLMC REMIC, Ser 2012-4060, Cl TI, IO
2.500%, 12/15/2026	1,488	75
FHLMC REMIC, Ser 2013-4170, CI QI, IO
3.000%, 05/15/2032	1,425	97
FHLMC REMIC, Ser 2013-4176, Cl KI, IO
4.000%, 03/15/2028	1,663	145
FHLMC REMIC, Ser 2013-4178, Cl Bl, IO
3.000%, 03/15/2033	946	112
FHLMC REMIC, Ser 2013-4178, Cl Ml, IO
2.500%, 03/15/2028	779	54
FHLMC REMIC, Ser 2013-4182, Cl IE, IO
2.500%, 03/15/2028	618	45
FHLMC REMIC, Ser 2013-4195, CI AI, IO
3.000%, 04/15/2028	1,798	154
FHLMC REMIC, Ser 2013-4199, Cl QI, IO
2.500%, 05/15/2028	1,032	78
FHLMC REMIC, Ser 2013-4220, Cl IE, IO
4.000%, 06/15/2028	903	81
FHLMC REMIC, Ser 2013-4223, Cl AL
3.000%, 08/15/2042	3,547	3,553
FHLMC REMIC, Ser 2014-4340, Cl Ml, IO
4.500%, 02/15/2027	3,298	335
FHLMC REMIC, Ser 2014-4419, Cl CW
2.500%, 10/15/2037	10,984	10,844
FHLMC REMIC, Ser 2015-4484, Cl Cl, IO
4.000%, 07/15/2030	2,113	221
FHLMC REMIC, Ser 2016-4620, Cl IO, IO
5.000%, 09/15/2033	1,392	260
FHLMC REMIC, Ser 2017-4709, CI AB
3.000%, 08/15/2047	1,659	1,665
FHLMC REMIC, Ser 3153, CI FX
2.859%, VAR LIBOR USD 1 Month+0.350%, 05/15/2036	73	74
FHLMC TBA
3.000%, 02/15/2042	8,365	8,331
FHLMC, Ser 2013-303, Cl C2, IO
3.500%, 01/15/2028	3,164	282

SEI Daily Income Trust / Annual Report / January 31, 2019	37

SCHEDULE OF INVESTMENTS

January 31, 2019

Short-Duration Government Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC, Ser 2017-KT01, CI A
2.839%, VAR LIBOR USD 1 Month+0.320%, 02/25/2020	$11,090	$11,084
FHLMC, Ser K710, CI A2
1.883%, 05/25/2019	4,639	4,625
FHLMC, Ser KGRP, CI A
2.883%, VAR LIBOR USD 1 Month+0.380%, 04/25/2020	267	266
FNMA
7.000%, 06/01/2037	5	6
6.500%, 05/01/2026 to 01/01/2036	154	169
6.000%, 02/01/2023 to 09/01/2024	1,095	1,132
5.500%, 12/01/2020 to 06/01/2038	345	372
5.300%, 07/01/2019	107	107
5.000%, 03/01/2019 to 08/01/2019	2	2
4.580%, 01/01/2021	1,982	2,013
4.545%, 02/01/2020	236	238
4.500%, 04/01/2026 to 09/01/2043	2,575	2,686
4.428%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.246%, 08/01/2029	134	138
4.380%, 04/01/2021	4,228	4,368
4.358%, VAR ICE LIBOR USD 6 Month+1.841%, 09/01/2024	191	195
4.330%, 04/01/2021 to 07/01/2021	3,715	3,838
4.302%, 07/01/2021	351	363
4.295%, 06/01/2021	3,486	3,588
4.236%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.087%, 05/01/2028	9	9
4.230%, 01/01/2021	4,406	4,521
4.210%, 07/01/2020	651	663
4.107%, VAR ICE LIBOR USD 6 Month+1.598%, 08/01/2027	68	69
4.066%, 07/01/2020	2,462	2,502
4.050%, 01/01/2021	1,000	1,024
4.040%, 06/01/2021	10,899	11,187
4.000%, 05/01/2026 to 04/01/2042	2,332	2,402
3.990%, 07/01/2021	219	225
3.980%, 07/01/2021 to 08/01/2021	8,864	9,104
3.970%, 06/01/2021	1,881	1,928
3.930%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.881%, 12/01/2029	56	57
3.890%, 10/01/2023	842	874
3.850%, 01/01/2024	559	583
3.840%, 08/01/2021	6,498	6,622
3.810%, 11/01/2023	92	96
3.794%, 12/01/2020	5,164	5,251
3.770%, 09/01/2021	100	102
3.765%, 12/01/2025	7,791	8,132
3.750%, 06/01/2022 to 09/01/2023	3,198	3,318
3.730%, 07/01/2022	2,181	2,229

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
3.700%, 11/01/2020	$803	$815
3.650%, 11/01/2021 to 01/01/2029	11,309	11,620
3.620%, 09/01/2020	6,671	6,750
3.590%, 10/01/2020	178	179
3.510%, 11/01/2021	1,046	1,068
3.500%, 02/01/2045	2,730	2,759
3.490%, 12/01/2020	6,146	6,217
3.470%, 11/01/2020	154	156
3.400%, 03/01/2022	3,508	3,565
3.330%, 10/01/2020	1,714	1,727
3.265%, 01/01/2022	841	855
3.250%, 12/01/2021	1,225	1,241
3.230%, 11/01/2020	3,053	3,074
3.150%, 01/01/2027	1,495	1,500
3.017%, 04/01/2022	266	268
3.000%, 09/01/2027 to 02/01/2031	1,405	1,408
2.960%, 01/01/2027	1,257	1,249
2.940%, 06/01/2022	681	685
2.930%, 05/01/2022 to 01/01/2027	6,289	6,244
2.830%, 06/01/2022	174	174
2.740%, 04/01/2022	161	161
2.697%, VAR LIBOR USD 1 Month+0.350%, 01/01/2023	1,463	1,462
2.580%, 08/01/2022	2,184	2,175
2.540%, 03/01/2023	625	621
2.450%, 11/01/2022	400	397
2.410%, 07/01/2021	140	138
2.360%, 04/01/2022	4,600	4,523
2.230%, 11/01/2023	4,486	4,359
2.220%, 10/01/2022	2,161	2,123
2.150%, 05/01/2022	4,598	4,492
2.110%, 01/01/2020	3,677	3,658
2.050%, 11/01/2023	1,270	1,226
1.970%, 11/01/2023	12,695	12,196
1.750%, 06/01/2020	7,138	7,028
FNMA Interest, Ser 2009-397, CI 6
2.000%, 09/25/2039	2,295	2,163
FNMA Interest, Ser 2012-410, Cl C6, IO
4.000%, 05/25/2027	1,724	152
FNMA REMIC, Ser 1992-61, CI FA
3.160%, VAR LIBOR USD 1 Month+0.650%, 10/25/2022	19	19
FNMA REMIC, Ser 1993-32, CI H
6.000%, 03/25/2023	9	9
FNMA REMIC, Ser 1994-77, Cl FB
4.010%, VAR LIBOR USD 1 Month+1.500%, 04/25/2024	2	2
FNMA REMIC, Ser 2002-53, Cl FK
2.910%, VAR LIBOR USD 1 Month+0.400%, 04/25/2032	48	48
FNMA REMIC, Ser 2003-76, Cl CA
3.750%, 07/25/2033	26	26

38	SEI Daily Income Trust / Annual Report / January 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2006-76, Cl QF
2.910%, VAR LIBOR USD 1 Month+0.400%, 08/25/2036	$370	$370
FNMA REMIC, Ser 2006-79, Cl DF
2.860%, VAR LIBOR USD 1 Month+0.350%, 08/25/2036	314	315
FNMA REMIC, Ser 2007-47, Cl DA
5.600%, 05/25/2037	417	453
FNMA REMIC, Ser 2007-64, Cl FB
2.880%, VAR LIBOR USD 1 Month+0.370%, 07/25/2037	2,364	2,367
FNMA REMIC, Ser 2008-16, Cl FA
3.210%, VAR LIBOR USD 1 Month+0.700%, 03/25/2038	2,062	2,091
FNMA REMIC, Ser 2009-110, Cl FD
3.260%, VAR LIBOR USD 1 Month+0.750%, 01/25/2040	6,470	6,574
FNMA REMIC, Ser 2009-112, Cl FM
3.260%, VAR LIBOR USD 1 Month+0.750%, 01/25/2040	3,982	4,036
FNMA REMIC, Ser 2010-4, Cl PL
4.500%, 02/25/2040	1,617	1,693
FNMA REMIC, Ser 2010-56, Cl AF
3.056%, VAR LIBOR USD 1 Month+0.550%, 06/25/2040	4,527	4,568
FNMA REMIC, Ser 2012-111, Cl Nl, IO
3.500%, 10/25/2027	1,771	163
FNMA REMIC, Ser 2012-4083, Cl Dl, IO
4.000%, 07/15/2027	526	49
FNMA REMIC, Ser 2012-43, Cl AI, IO
3.500%, 04/25/2027	5,960	508
FNMA REMIC, Ser 2012-47, Cl Q1, IO
5.465%, 05/25/2042 (A)	397	42
FNMA REMIC, Ser 2012-53, Cl BI, IO
3.500%, 05/25/2027	1,107	105
FNMA REMIC, Ser 2012-70, Cl IW, IO
3.000%, 02/25/2027	2,525	178
FNMA REMIC, Ser 2012-93, Cl IL, IO
3.000%, 09/25/2027	962	81
FNMA REMIC, Ser 2012-97, CI JI, IO
3.000%, 07/25/2027	2,802	220
FNMA REMIC, Ser 2012-98, Cl BI, IO
6.000%, 01/25/2042	2,971	530
FNMA REMIC, Ser 2013-121, Cl FA
2.910%, VAR LIBOR USD 1 Month+0.400%, 12/25/2043	29,933	30,009
FNMA REMIC, Ser 2013-130, Cl FQ
2.710%, VAR LIBOR USD 1 Month+0.200%, 06/25/2041	5,595	5,555
FNMA REMIC, Ser 2014-50, CI SC, IO
1.458%, 08/25/2044 (A)	4,011	204
FNMA REMIC, Ser 2015-21, CI WI, IO
1.601%, 04/25/2055 (A)	2,553	127

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2015-42, CI AI, IO
1.641%, 06/25/2055 (A)	$3,151	$163
FNMA REMIC, Ser 2015-5, Cl CP
3.000%, 06/25/2043	2,496	2,503
FNMA REMIC, Ser 2015-68, CI JI, IO
3.500%, 08/25/2030	570	55
FNMA REMIC, Ser 2015-68, Cl HI, IO
3.500%, 09/25/2035	1,116	162
FNMA REMIC, Ser 2016-3, CI JI, IO
3.500%, 02/25/2031	1,235	103
FNMA REMIC, Ser 2016-71, Cl IN, IO
3.500%, 10/25/2046	990	250
FNMA REMIC, Ser 2017-68, Cl Bl, IO
6.000%, 09/25/2047	2,065	488
FNMA REMIC, Ser 2018-13, Cl MP
3.500%, 12/25/2057	6,277	6,403
FNMA REMIC, Ser 2018-38, Cl PC
3.500%, 03/25/2045	6,541	6,641
FNMA REMIC, Ser 2018-55, Cl PA
3.500%, 01/25/2047	6,686	6,791
FNMA REMIC, Ser 2018-70, Cl HA
3.500%, 10/25/2056	4,897	4,984
FNMA REMIC, Ser G93-5, CI Z
6.500%, 02/25/2023	5	5
FNMA TBA
6.000%, 02/15/2045	2,200	2,374
4.500%, 02/01/2034	213	322
4.000%, 02/01/2039 to 03/01/2039	9,850	10,079
3.500%, 02/25/2041	7,173	7,209
3.000%, 02/15/2030	70	58
FNMA, Ser 2017-M13, Cl FA
2.870%, VAR LIBOR USD 1 Month+0.400%, 10/25/2024	2,635	2,631
FNMA, Ser 2017-M5, Cl FA
2.960%, VAR LIBOR USD 1 Month+0.490%, 04/25/2024	2,616	2,603
FNMA, Ser 2018-M12, CI FA
2.870%, VAR LIBOR USD 1 Month+0.400%, 08/25/2025	2,135	2,132
FNMA, Ser 2018-M5, CI A2
3.560%, 09/25/2021 (A)	7,165	7,249
GNMA
6.500%, 08/15/2037 to 02/20/2039	262	288
6.000%, 09/15/2019 to 06/15/2041	5,566	6,111
5.500%, 10/15/2034 to 02/15/2041	2,231	2,436
5.000%, 09/15/2039 to 04/15/2041	1,355	1,452
4.000%, 07/15/2041 to 08/15/2041	139	144
GNMA TBA
6.000%, 02/15/2045	1,600	1,718
GNMA, Ser 2010-26, CI JI, IO
5.000%, 02/16/2040	3,416	802

SEI Daily Income Trust / Annual Report / January 31, 2019	39

SCHEDULE OF INVESTMENTS

January 31, 2019

Short-Duration Government Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2010-57, Cl Tl, IO
5.000%, 05/20/2040	$1,353	$303
GNMA, Ser 2010-68, Cl WA
3.000%, 12/16/2039	2,810	2,817
GNMA, Ser 2011-131, Cl PC
3.500%, 12/20/2040	1,080	1,089
GNMA, Ser 2012-126, Cl IO, IO
3.500%, 10/20/2042	4,269	764
GNMA, Ser 2012-27, IO
4.500%, 02/25/2042	5,581	672
GNMA, Ser 2012-51, Cl Gl, IO
3.500%, 07/20/2040	1,117	115
GNMA, Ser 2012-84, CI TE
1.500%, 03/20/2042	4,006	3,801
GNMA, Ser 2013-26, Cl IK, IO
3.000%, 02/16/2043	737	115
GNMA, Ser 2013-47, Cl IA, IO
4.000%, 03/20/2043	821	172
GNMA, Ser 2013-51, Cl IB, IO
3.500%, 03/20/2027	1,266	119
GNMA, Ser 2014-4, Cl BI, IO
4.000%, 01/20/2044	341	76
GNMA, Ser 2014-46, Cl IO, IO
5.000%, 03/16/2044	1,467	294
GNMA, Ser 2014-56, Cl BP
2.500%, 12/16/2039	3,715	3,663
GNMA, Ser 2015-126, CI GI, IO
3.500%, 02/16/2027	543	47
GNMA, Ser 2015-126, Cl HI, IO
4.000%, 12/16/2026	369	33
GNMA, Ser 2015-132, Cl El, IO
6.000%, 09/20/2045	2,677	662
GNMA, Ser 2015-165, Cl I, IO
3.500%, 07/20/2043	2,602	381
GNMA, Ser 2015-17, CI BI, IO
3.500%, 05/20/2043	326	54
GNMA, Ser 2015-185, CI GI, IO
3.500%, 02/20/2041	1,696	187
GNMA, Ser 2015-40, Cl PA
2.000%, 04/20/2044	7,274	7,078
GNMA, Ser 2015-53, Cl IA, IO
4.500%, 04/20/2045	1,435	344
GNMA, Ser 2015-63, Cl PB
1.750%, 09/20/2043	530	511
GNMA, Ser 2016-126, Cl Kl, IO
3.000%, 09/20/2028	1,243	103
GNMA, Ser 2016-167, Cl AI, IO
5.500%, 03/20/2039	2,925	652
GNMA, Ser 2016-23, Cl Cl, IO
3.500%, 04/20/2042	2,918	332
GNMA, Ser 2016-42, Cl El, IO
6.000%, 02/20/2046	2,214	507

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2016-49, Cl PI, IO
4.500%, 11/16/2045	$3,522	$718
GNMA, Ser 2016-99, Cl LI, IO
4.000%, 05/20/2029	5,404	525
GNMA, Ser 2017-107, IO
4.000%, 03/20/2047	2,861	499
GNMA, Ser 2017-134, Cl Bl, IO
5.000%, 09/16/2047	627	141
GNMA, Ser 2017-2, CI AI, IO
5.000%, 01/16/2047	811	179
GNMA, Ser 2017-26, Cl IA, IO
5.500%, 02/16/2047	2,516	563
GNMA, Ser 2017-26, Cl IB, IO
5.500%, 02/20/2047	1,530	333
GNMA, Ser 2017-26, Cl Kl, IO
6.000%, 09/20/2040	2,712	645
GNMA, Ser 2017-99, Cl IO, IO
4.000%, 07/20/2047	4,373	760
GNMA, Ser 2018-38, CI AB
3.500%, 01/20/2048	7,271	7,440

Total Mortgage-Backed Securities (Cost $428,825) ($ Thousands)		426,198

U.S. TREASURY OBLIGATIONS — 16.9%
U.S. Treasury lnflation Indexed Bonds
0.875%, 01/15/2029	7,392	7,437
0.750%, 07/15/2028	24,047	24,145
U.S. Treasury Notes
2.000%, 10/31/2021	9,600	9,486
1.625%, 07/31/2020 (B)	30,005	29,615
1.500%, 07/15/2020	47,246	46,571

Total U.S. Treasury Obligations (Cost $117,565) ($ Thousands)		117,254

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.6%
FHLMC
1.375%, 05/01/2020	48,663	47,956
FNMA
1.500%, 07/30/2020	32,700	32,226
Total U.S. Government Agency Obligations (Cost $81,246) ($ Thousands)		80,182

40	SEI Daily Income Trust / Annual Report / January 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)
REPURCHASE AGREEMENTS — 8.0% (C)
BNP Paribas
2.600%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $38,002,744 (collateralized by U.S. Treasury obligation, par value $1,000 - 25,393,438, 0.00% - 5.00%, 03/05/19 - 01/01/49; total market value $38,760,089)	$38,000	$38,000
Deutsche Bank
2.580%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $17,601,261 (collateralized by U.S. Treasury obligation, par value $17,390,000, 4.125%, 03/13/20; total market value $17,953,921)	17,600	17,600

Total Repurchase Agreements (Cost $55,600) ($ Thousands)		55,600

Total Investments in Securities — 98.1% (Cost $683,236) ($ Thousands)		$679,234

A list of the open futures contracts held by the Fund at January 31, 2019, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Notes	(1,303)	Mar-2019	$(156,120)	$(159,577)	$(3,457)
U.S. 2-Year Treasury Notes	1,088	Mar-2019	229,934	231,013	1,079
U.S. 5-Year Treasury Notes	952	Mar-2019	107,758	109,346	1,588
U.S. Long Treasury Bond	22	Mar-2019	3,062	3,227	165
Ultra 10-Year U.S. Treasury Notes	(111)	Mar-2019	(13,988)	(14,507)	(519)

			$170,646	$169,502	$(1,144)

For the year ended January 31, 2019, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $692,279 ($ Thousands).
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(C)	Tri-Party Repurchase Agreement.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

IO — Interest Only - face amount represents notional amount

LIBOR — London Interbank Offered Rate

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of January 31, 2019 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$–	$426,198	$–	$426,198
U.S. Treasury Obligations	–	117,254	–	117,254
U.S. Government Agency Obligations	–	80,182	–	80,182
Repurchase Agreements	–	55,600	–	55,600

Total Investments in Securities	$–	$679,234	$–	$679,234

Other Financial In struments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$2,832	$–	$–	$2,832
Unrealized Depreciation	(3,976)	–	–	(3,976)

Total Other Financial Instruments	$(1,144)	$–	$–	$(1,144)

*	Futures Contracts are valued at the net unrealized appreciation/(depreciation) on the instruments.

SEI Daily Income Trust / Annual Report / January 31, 2019	41

SCHEDULE OF INVESTMENTS

January 31, 2019

Short-Duration Government Fund (Concluded)

For the year ended January 31, 2019, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

42	SEI Daily Income Trust / Annual Report / January 31, 2019

SCHEDULE OF INVESTMENTS

January 31, 2019

GNMA Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 98.8%

Agency Mortgage-Backed Obligations — 98.8%
FHLMC
3.650%, 04/01/2030	$589	$607
FHLMC REMIC, Ser 2011-3930, CI AI, IO
3.500%, 09/15/2026	80	7
FHLMC REMIC, Ser 2012-4018, Cl AI, IO
3.500%, 03/15/2027	140	12
FHLMC REMIC, Ser 2012-4032, Cl Cl, IO
3.500%, 06/15/2026	222	13
FHLMC REMIC, Ser 2012-4060, Cl TI, IO
2.500%, 12/15/2026	199	10
FHLMC REMIC, Ser 2013-4166, Cl PI, IO
3.500%, 03/15/2041	603	71
FHLMC REMIC, Ser 2013-4176, Cl KI, IO
4.000%, 03/15/2028	204	18
FHLMC REMIC, Ser 2013-4178, Cl Ml, IO
2.500%, 03/15/2028	108	7
FHLMC REMIC, Ser 2013-4182, Cl IE, IO
2.500%, 03/15/2028	91	7
FHLMC REMIC, Ser 2013-4199, Cl QI, IO
2.500%, 05/15/2028	127	10
FHLMC REMIC, Ser 2015-4484, Cl Cl, IO
4.000%, 07/15/2030	213	22
FHLMC REMIC, Ser 2016-4624, Cl BI, IO
5.500%, 04/15/2036	268	57
FHLMC REMIC, Ser 2017-4654, Cl KY
3.000%, 02/15/2047	650	616
FHLMC REMIC, Ser 2017-4656, Cl KB
3.000%, 02/15/2047	275	262
FNMA
8.000%, 07/01/2025 to 09/01/2028	24	25
7.000%, 08/01/2029 to 09/01/2032	49	51
6.500%, 09/01/2032	51	56
4.180%, 11/01/2028	1,616	1,733
3.660%, 07/01/2030	125	128
3.590%, 09/01/2030	210	213
3.460%, 09/01/2037	425	415
3.260%, 06/01/2027	185	186
3.230%, 02/01/2027	145	147
2.970%, 06/01/2027	194	192
2.960%, 01/01/2028	190	186
FNMA Interest, Ser 2012-410, Cl C6, IO
4.000%, 05/25/2027	214	19
FNMA REMIC, Ser 1990-91, CI G
7.000%, 08/25/2020	2	2

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 1992-105, CI B
7.000%, 06/25/2022	$6	$6
FNMA REMIC, Ser 2012-53, Cl BI, IO
3.500%, 05/25/2027	135	13
FNMA REMIC, Ser 2012-93, Cl IL, IO
3.000%, 09/25/2027	135	11
FNMA REMIC, Ser 2012-98, Cl BI, IO
6.000%, 01/25/2042	290	52
FNMA REMIC, Ser 2015-21, CI WI, IO
1.601%, 04/25/2055 (A)	319	16
FNMA REMIC, Ser 2016-3, CI JI, IO
3.500%, 02/25/2031	159	13
FNMA REMIC, Ser 2016-71, Cl IN, IO
3.500%, 10/25/2046	124	31
FNMA REMIC, Ser 2017-42, CI HL
3.000%, 06/25/2047	875	836
FNMA REMIC, Ser 2018-13, Cl MP
3.500%, 12/25/2057	639	652
FNMA REMIC, Ser 2018-45, CI AB
3.000%, 06/25/2048	245	242
GNMA
9.500%, 09/15/2020 to 10/15/2020	3	3
9.000%, 10/15/2019 to 05/15/2022	15	15
8.000%, 01/15/2022 to 03/15/2032	140	151
7.750%, 10/15/2026	19	21
7.500%, 02/15/2027 to 10/15/2035	140	156
7.250%, 01/15/2028	17	17
7.000%, 04/15/2019 to 11/15/2033	1,243	1,393
6.750%, 11/15/2027	8	8
6.500%, 10/15/2023 to 10/15/2038	387	441
6.000%, 12/15/2027 to 12/15/2040	920	1,004
5.500%, 01/15/2033 to 02/15/2041	1,683	1,836
5.000%, 06/15/2033 to 01/20/2045	3,577	3,814
4.500%, 08/15/2033 to 09/20/2048	3,675	3,862
4.000%, 03/20/2040 to 03/20/2048(B)	7,013	7,264
3.875%, 05/15/2042	1,072	1,104
3.500%, 03/20/2041 to 10/20/2048	18,671	18,925
3.000%, 10/15/2042 to 05/20/2046	5,800	5,765
2.500%, 07/20/2045 to 12/20/2046	1,882	1,819
GNMA REMIC, Ser 2002-45, Cl QE
6.500%, 06/20/2032	199	199
GNMA TBA
4.500%, 02/15/2045	105	104
4.000%, 02/15/2045 to 03/15/2045	2,300	2,345
3.000%, 02/01/2045	1,231	1,144
GNMA, Ser 2010-26, CI JI, IO
5.000%, 02/16/2040	416	98
GNMA, Ser 2010-57, CI TI, IO
5.000%, 05/20/2040	336	75
GNMA, Ser 2011-131, Cl PZ
3.500%, 12/20/2040	204	207

SEI Daily Income Trust / Annual Report / January 31, 2019	43

SCHEDULE OF INVESTMENTS

January 31, 2019

GNMA Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2012-113, Cl BZ
3.000%, 09/16/2042	$195	$181
GNMA, Ser 2012-126, Cl IO, IO
3.500%, 10/20/2042	522	93
GNMA, Ser 2012-140, Cl LD
1.750%, 10/20/2042	687	648
GNMA, Ser 2012-51, Cl Gl, IO
3.500%, 07/20/2040	139	14
GNMA, Ser 2012-69, Cl AI, IO
4.500%, 05/16/2027	284	25
GNMA, Ser 2012-84, Cl QN
2.500%, 07/16/2042	575	509
GNMA, Ser 2012-91, Cl NC
3.000%, 05/20/2042	607	601
GNMA, Ser 2013-187, Cl PE
2.000%, 09/20/2043	244	235
GNMA, Ser 2013-26, Cl IK, IO
3.000%, 02/16/2043	89	14
GNMA, Ser 2013-47, Cl IA, IO
4.000%, 03/20/2043	109	23
GNMA, Ser 2013-99, Cl AX
3.000%, 07/20/2043	176	174
GNMA, Ser 2014-115, Cl KZ
3.000%, 08/20/2044	200	193
GNMA, Ser 2014-119, Cl ZK
3.500%, 08/16/2044	15	15
GNMA, Ser 2014-122, Cl IP, IO
3.500%, 08/16/2029	849	80
GNMA, Ser 2014-144, Cl Bl, IO
3.000%, 09/16/2029	280	25
GNMA, Ser 2014-21, Cl Dl, IO
4.000%, 04/16/2026	1,207	112
GNMA, Ser 2015-165, Cl I, IO
3.500%, 07/20/2043	634	93
GNMA, Ser 2015-168, Cl Ml, IO
5.500%, 10/20/2037	663	141
GNMA, Ser 2015-17, CI BI, IO
3.500%, 05/20/2043	679	113
GNMA, Ser 2015-18, Cl IC, IO
3.500%, 02/16/2030	689	69
GNMA, Ser 2015-185, CI GI, IO
3.500%, 02/20/2041	214	24
GNMA, Ser 2015-24, Cl Cl, IO
3.500%, 02/20/2045	329	56
GNMA, Ser 2015-53, Cl IA, IO
4.500%, 04/20/2045	205	49
GNMA, Ser 2015-63, Cl PB
1.750%, 09/20/2043	55	53
GNMA, Ser 2015-84, Cl IO, IO
3.500%, 05/16/2042	510	102
GNMA, Ser 2016-123, Cl LM
3.000%, 09/20/2046	375	361

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2016-126, Cl Kl, IO
3.000%, 09/20/2028	$171	$14
GNMA, Ser 2016-136, CI A
3.000%, 07/20/2044	791	782
GNMA, Ser 2016-161, Cl Gl, IO
5.000%, 11/16/2046	327	65
GNMA, Ser 2016-167, Cl AI, IO
5.500%, 03/20/2039	539	120
GNMA, Ser 2016-18, Cl TA
2.000%, 10/20/2044	663	636
GNMA, Ser 2016-19, Cl AC
3.000%, 02/20/2046	152	145
GNMA, Ser 2016-23, Cl Cl, IO
3.500%, 04/20/2042	357	41
GNMA, Ser 2016-42, Cl El, IO
6.000%, 02/20/2046	275	63
GNMA, Ser 2016-99, Cl LI, IO
4.000%, 05/20/2029	752	73
GNMA, Ser 2017-107, IO
4.000%, 03/20/2047	374	65
GNMA, Ser 2017-134, Cl Bl, IO
5.000%, 09/16/2047	282	63
GNMA, Ser 2017-176, Cl CM
2.500%, 11/20/2047	141	116
GNMA, Ser 2017-182, Cl LZ
3.000%, 12/20/2047	103	88
GNMA, Ser 2017-2, CI AI, IO
5.000%, 01/16/2047	101	22
GNMA, Ser 2017-26, Cl IA, IO
5.500%, 02/16/2047	347	78
GNMA, Ser 2017-78, Cl AZ
3.000%, 05/20/2047	210	192
GNMA, Ser 2017-99, Cl IO, IO
4.000%, 07/20/2047	533	93
GNMA, Ser 2018-13, Cl DB
3.000%, 01/20/2048	523	525

Total Mortgage-Backed Securities (Cost $65,865) ($ Thousands)		65,898

U.S. TREASURY OBLIGATION — 0.5%
U.S. Treasury Inflation Indexed Bonds
0.750%, 07/15/2028	330	330

Total U.S. Treasury Obligation (Cost $321) ($ Thousands)		330

44	SEI Daily Income Trust / Annual Report / January 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

REPURCHASE AGREEMENT — 5.8% (C)
Deutsche Bank 2.580%, dated 01/31/19, to be repurchased on 02/01/19, repurchase price $3,900,280 (collateralized by U.S. Treasury obligation, par value $3,978,014, 2.500%, 01/15/22; total market value $3,978,014)	$3,900	$3,900

Total Repurchase Agreement (Cost $3,900) ($ Thousands)		3,900

Total Investments in Securities — 105.1% (Cost $70,086) ($ Thousands)		$70,128

A list of the open futures contracts held by the Fund at January 31, 2019, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Notes	(43)	Mar-2019	$(5,250)	$(5,266)	$(16)
U.S. 2-Year Treasury Notes	11	Mar-2019	2,333	2,335	2
U.S. 5-Year Treasury Notes	20	Mar-2019	2,278	2,297	19
U.S. Long Treasury Bond	2	Mar-2019	278	293	15
Ultra 10-Year U.S. Treasury Notes	(9)	Mar-2019	(1,134)	(1,176)	(42)
			$(1,495)	$(1,517)	$(22)

For the year ended January 31, 2019, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $66,735 ($ Thousands).
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(C)	Tri-Party Repurchase Agreement.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only - face amount represents notional amount

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of January 31, 2019 in valuing the Fund’s investments and other financial instruments carried at value ($Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$–	$65,898	$–	$65,898
U.S. Treasury Obligation	–	330	–	330
Repurchase Agreement	–	3,900	–	3,900

Total Investments in Securities	$–	$70,128	$–	$70,128

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$36	$–	$–	$36
Unrealized Depreciation	(58)	–	–	(58)

Total Other Financial Instruments	$(22)	$–	$–	$(22)

* Futures Contracts are valued at the net unrealized appreciation (depreciation) on the instruments.

For the year ended January 31, 2019, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2019	45

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

January 31, 2019

	Government Fund	Government II Fund
Assets:
Investments, at value†	$5,903,977	$1,965,175
Repurchase agreements†	4,087,000	—
Cash	180,292	2,019
Interest receivable	3,709	556
Receivable for investment securities sold	—	—
Receivable for fund shares sold	—	—
Tax reclaim receivable	—	—
Receivable for administration fees	—	—
Receivable for variation margin	—	—
Prepaid expenses	211	50
Total Assets	10,175,189	1,967,800
Liabilities:
Payable for investment securities purchased	76,599	156,094
Income distribution payable	6,253	2,491
Administration fees payable	928	222
Investment advisory fees payable	600	71
Chief Compliance Officer fees payable	13	3
Trustees’ fees payable	1	—
Shareholder servicing fees payable	—	—
Cash overdraft	—	—
Payable for fund shares redeemed	—	—
Payable for variation margin	—	—
Accrued expense payable	444	80
Total Liabilities	84,838	158,961
Net Assets	$10,090,351	$1,808,839
† Cost of investments and repurchase agreements	$9,990,977	$1,965,175
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$10,090,349	$1,808,845
Total Distributable Earnings/(loss)	2	(6)
Net Assets	$10,090,351	$1,808,839
Net Asset Value, Offering and Redemption Price Per Share — Class F	$1.00 ($10,068,738,970 ÷ 10,068,832,378 shares)	$1.00 ($1,808,838,836 ÷ 1,808,944,822 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class CAA	$1.00 ($21,612,492 ÷ 21,606,427 shares)	N/A
Net Asset Value, Offering and Redemption Price Per Share — Class Y	N/A	N/A

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

46	SEI Daily Income Trust / Annual Report / January 31, 2019

Treasury Fund		Treasury II Fund		Ultra Short Duration Bond Fund		Short-Duration Government Fund		GNMA Fund

$ 56,229		$ 615,517		$ 302,612		$ 623,634		$ 66,228
70,000		—		4,300		55,600		3,900
—		2,727		5,126		42		39
47		10		1,053		1,681		239
—		—		595		54,194		7,893
—		—		238		1,238		16
—		—		1		—		—
6		—		—		—		—
—		—		5		516		10
3		13		4		18		2
126,285		618,267		313,934		736,923		78,327

7,676		22,663		7,586		42,526		11,460
123		574		117		229		18
—		67		58		117		11
3		22		27		54		5
—		1		—		1		—
—		—		—		—		—
—		—		18		94		14
25,945		—		—		—		—
—		—		160		889		42
—		—		8		685		26
3		25		17		49		16
33,750		23,352		7,991		44,644		11,592
$92,535		$594,915		$305,943		$692,279		$66,735
$126,229		$615,517		$307,509		$683,236		$70,086

$92,531		$594,903		$312,820		$714,225		$69,877
4		12		(6,877)		(21,946)		(3,142)
$92,535		$594,915		$305,943		$692,279		$66,735
$1.00 ($92,534,697 ÷ 92,595,665 shares	)	$1.00 ($594,915,182 ÷ 595,051,077 shares	)	$9.31 ($256,372,049 ÷ 27,548,224 shares	)	$10.22 ($642,331,087 ÷ 62,822,101 shares	)	$10.20 ($65,412,049 ÷ 6,412,393 shares	)
N/A		N/A		N/A		N/A		N/A
N/A		N/A		$9.31 ($49,570,867 ÷ 5,323,817 shares	)	$10.22 ($49,947,490 ÷ 4,885,668 shares	)	$10.20 ($1,323,130 ÷ 129,776 shares	)

SEI Daily Income Trust / Annual Report / January 31, 2019	47

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended January 31, 2019

	Government Fund	Government II Fund
Investment Income:
Interest income	$145,510	$34,970
Total investment income	145,510	34,970
Expenses:
Administration fees	8,715	2,676
Shareholder servicing fees — Class F Shares	18,912	4,527
Shareholder servicing fees — Class CAA Shares	63	—
Investment advisory fees	5,318	1,267
Trustees’ fees	126	32
Chief Compliance Officer fees	37	8
Printing fees	579	121
Custodian/Wire agent fees	268	63
Registration fees	169	39
Pricing fees	43	9
Other expenses	450	107
Total expenses	34,680	8,849
Less, waiver of:
Investment advisory fees	—	(590)
Administration fees	(503)	(110)
Shareholder servicing fees	(18,975)	(4,527)
Net expenses	15,202	3,622
Net Investment Income	130,308	31,348
Net Realized Gain (Loss) on/from:
Investments	53	(29)
Futures contracts	—	—
Options contracts	—	—
Net change in unrealized appreciation(depreciation) on/from:
Investments	—	—
Futures contracts	—	—
Net Increase in Net Assets Resulting from Operations	$130,361	$31,319

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

48	SEI Daily Income Trust / Annual Report / January 31, 2019

Treasury Fund	Treasury II Fund	Ultra Short Duration Bond Fund	Short-Duration Government Fund	GNMA Fund

$2,021	$10,710	$7,704	$15,755	$2,030
2,021	10,710	7,704	15,755	2,030

163	832	609	1,409	133
272	1,387	641	1,642	166
—	—	—	—	—
76	389	304	643	60
2	9	5	12	1
—	3	1	3	—
6	37	20	47	3
4	20	11	25	2
2	12	6	17	2
1	3	48	112	—
8	34	20	44	17
534	2,726	1,665	3,954	384

(36)	(180)	—	—	—
(7)	(47)	(104)	—	—
(272)	(1,387)	(436)	(625)	—
219	1,112	1,125	3,329	384
1,802	9,598	6,579	12,426	1,646

4	(3)	(201)	(3,123)	(399)
—	—	(3)	(504)	(61)
—	—	—	(74)	(9)

—	—	(139)	4,168	258
—	—	(30)	(2,425)	11

$1,806	$9,595	$6,206	$10,468	$1,446

SEI Daily Income Trust / Annual Report / January 31, 2019	49

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended January 31,

	Government Fund
	2019	2018
Operations:
Net investment Income	$130,308	$56,842
Net realized gain (loss) on investments	53	(11)
Net increase in net assets resulting from operations	130,361	56,831
Distributions:(A)
Net investment income
Class F	(129,893)	(56,292)
Class CAA	(416)	(334)
Total distributions	(130,309)	(56,626)
Capital Share Transactions (All at $1.00 per share)
Class F:
Proceeds from shares issued	56,197,301	47,958,619
Reinvestment of dividends & distributions	69,715	23,892
Cost of shares redeemed	(53,476,095)	(48,580,625)
Net increase (decrease) from Class F Transactions	2,790,921	(598,114)
Class CAA:
Proceeds from shares issued	44,873	89,182
Reinvestment of dividends & distributions	416	332
Cost of shares redeemed	(55,202)	(84,880)
Net increase (decrease) from Class CAA Transactions	(9,913)	4,634
Net increase (decrease) in net assets from capital shares transactions	2,781,008	(593,480)
Net increase (decrease) in net assets	2,781,060	(593,275)
Net Assets:
Beginning of year	7,309,291	7,902,566
End of year(B)	$10,090,351	$7,309,291

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable.

(A)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 8).
(B)

Includes undistributed (distributed in excess of) net investment income of $(11), $18, $1, and $18, respectively, in 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

50	SEI Daily Income Trust / Annual Report / January 31, 2019

Government II Fund		Treasury Fund		Treasury II Fund
2019	2018	2019	2018	2019	2018

$31,348	$15,370	$1,802	$780	$9,598	$4,141
(29)	18	4	—	(3)	2
31,319	15,388	1,806	780	9,595	4,143

(31,343)	(15,370)	(1,802)	(780)	(9,596)	(4,142)
N/A	N/A	N/A	N/A	N/A	N/A
(31,343)	(15,370)	(1,802)	(780)	(9,596)	(4,142)

6,060,650	6,118,667	636,458	592,584	1,643,367	1,953,133
9,854	4,599	707	490	4,071	1,631
(6,439,402)	(5,996,921)	(658,754)	(584,003)	(1,606,234)	(1,924,359)
(368,898)	126,345	(21,589)	9,071	41,204	30,405

N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
(368,898)	126,345	(21,589)	9,071	41,204	30,405
(368,922)	126,363	(21,585)	9,071	41,203	30,406

2,177,761	2,051,398	114,120	105,049	553,712	523,306
$1,808,839	$2,177,761	$92,535	$114,120	$594,915	$553,712

SEI Daily Income Trust / Annual Report / January 31, 2019	51

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended January 31,

	Ultra Short Duration Bond Fund
	2019	2018
Operations:
Net investment income	$6,579	$4,297
Net realized gain (loss) on investments, futures contracts, and options contracts	(204)	700
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(169)	(50)
Net increase in net assets resulting from operations	6,206	4,947
Distributions:(A)
Net investment income
Class F	(5,697)	(3,860)
Class Y	(1,106)	(710)
Total distributions	(6,803)	(4,570)
Capital share transactions:
Class F:
Proceeds from shares issued	104,875	116,899
Reinvestment of dividends & distributions	4,651	3,032
Cost of shares redeemed	(114,672)	(123,233)
Net increase (decrease) from Class F transactions	(5,146)	(3,302)
Class Y:
Proceeds from shares issued	7,750	6,871
Reinvestment of dividends & distributions	1,091	700
Cost of shares redeemed	(7,314)	(4,532)
Net increase (decrease) from Class Y transactions	1,527	3,039
Net Decrease in net assets from capital share transactions	(3,619)	(263)
Net increase (decrease) in net assets	(4,216)	114
Net Assets:
Beginning of year	310,159	310,045
End of year(B)	$305,943	$310,159
Capital Share Transactions:
Class F
Shares issued	11,275	12,514
Reinvestment of distributions	500	325
Shares redeemed	(12,327)	(13,193)
Net decrease in shares outstanding from Class F Share transactions	(552)	(354)
Class Y
Shares issued	833	736
Reinvestment of distributions	117	75
Shares redeemed	(786)	(485)
Net increase (decrease) in shares outstanding from Class Y Share transactions	164	326
Total decrease in shares outstanding from share transactions	(388)	(28)

Amounts designated as “—” are zero or have been rounded to zero.

(A)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 8).
(B)

Includes undistributed (distributed in excess of) net investment income of $7, $(354), $610, and $(13), respectively, in 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

52	SEI Daily Income Trust / Annual Report / January 31, 2019

Short-Duration Government Fund		GNMA Fund
2019	2018	2019	2018

$12,426	$11,435	$1,646	$2,271
(3,701)	(3,015)	(469)	(326)

1,743	(6,909)	269	(1,098)
10,468	1,511	1,446	847

(12,830)	(12,542)	(1,924)	(2,735)
(1,009)	(892)	(3)	(2)
(13,839)	(13,434)	(1,927)	(2,737)

178,593	247,453	21,857	14,363
9,611	9,210	1,654	2,127
(239,485)	(345,293)	(33,197)	(55,073)
(51,281)	(88,630)	(9,686)	(38,583)

12,419	13,751	1,260	82
996	882	3	1
(14,730)	(11,181)	(19)	(56)
(1,315)	3,452	1,244	27
(52,596)	(85,178)	(8,442)	(38,556)
(55,967)	(97,101)	(8,923)	(40,446)

748,246	845,347	75,658	116,104
$692,279	$748,246	$66,735	$75,658

17,489	23,831	2,156	1,372
941	887	164	204
(23,443)	(33,267)	(3,287)	(5,279)
(5,013)	(8,549)	(967)	(3,703)

1,217	1,325	124	8
98	85	—	—
(1,443)	(1,077)	(2)	(5)
(128)	333	122	3
(5,141)	(8,216)	(845)	(3,700)

SEI Daily Income Trust / Annual Report / January 31, 2019	53

FINANCIAL HIGHLIGHTS

For the years ended January 31,

For a Share Outstanding Throughout the Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets
Government Fund
Class F
2019	$1.00	$0.02	$—	$0.02	$(0.02)	$(0.02)	$1.00	1.70%	$10,068,739	0.20%	0.46%	1.72%
2018	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	0.74	7,277,766	0.20	0.45	0.74
2017	1.00	—	—	—	—(2)	—(2)	1.00	0.19	7,875,681	0.20	0.56	0.21
2016	1.00	—	—	—	—(2)	—(2)	1.00	0.03	1,909,582	0.12	0.58	0.03
2015	1.00	—	—	—	—(2)	—(2)	1.00	0.02	1,788,290	0.07	0.58	0.02
Class CAA
2019	$1.00	$0.02	$—	$0.02	$(0.02)	$(0.02)	$1.00	1.70%	$21,612	0.20%	0.46%	1.65%
2018	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	0.74	31,525	0.20	0.45	0.74
2017	1.00	—	—	—	—(2)	—(2)	1.00	0.19	26,885	0.20	0.32	0.18
2016(3)	1.00	—	—	—	—(2)	—(2)	1.00	0.01	36,003	0.18	0.58	0.06
Government II Fund
Class F
2019	$1.00	$0.02	$—	$0.02	$(0.02)	$(0.02)	$1.00	1.76%	$1,808,839	0.20%	0.49%	1.73%
2018	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	0.76	2,177,761	0.20	0.49	0.76
2017	1.00	—	—	—	—(2)	—(2)	1.00	0.19	2,051,398	0.20	0.53	0.19
2016	1.00	—	—	—	—(2)	—(2)	1.00	0.02	1,228,378	0.11	0.53	0.02
2015	1.00	—	—	—	—(2)	—(2)	1.00	0.01	1,152,698	0.08	0.53	0.01
Treasury Fund
Class F
2019	$1.00	$0.02	$—	$0.02	$(0.02)	$(0.02)	$1.00	1.70%	$92,535	0.20%	0.49%	1.66%
2018	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	0.75	114,120	0.20	0.52	0.74
2017	1.00	—	—	—	—(2)	—(2)	1.00	0.18	105,049	0.21	0.63	0.14
2016	1.00	—	—	—	—(2)	—(2)	1.00	0.02	285,714	0.10	0.59	0.03
2015	1.00	—	—	—	—(2)	—(2)	1.00	0.01	124,646	0.05	0.58	0.01
Treasury II Fund
Class F
2019	$1.00	$0.02	$—	$0.02	$(0.02)	$(0.02)	$1.00	1.75%	$594,915	0.20%	0.49%	1.73%
2018	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	0.74	553,712	0.20	0.50	0.75
2017	1.00	—	—	—	—(2)	—(2)	1.00	0.15	523,306	0.20	0.58	0.14
2016	1.00	—	—	—	—(2)	—(2)	1.00	0.01	694,987	0.08	0.58	0.02
2015	1.00	—	—	—	—(2)	—(2)	1.00	0.01	491,209	0.04	0.58	0.01

*	Per share calculations were performed using average shares.

†

Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

The Distributor and/or Administrator have voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets of the share class. Had these waivers been excluded the ratio would have been at the expense ratio cap figure. See Note 3 for expense limitation figures.

(2)	Amount represents less than $0.01 per share.

(3)	Commenced operations on November 20, 2015. All ratios for the period have been annualized.

Amounts designated as “—” are zero or have been rounded to zero

54	SEI Daily Income Trust / Annual Report / January 31, 2019

FINANCIAL HIGHLIGHTS

For the years ended January 31,

For a Share Outstanding Throughout the Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Ultra Short Duration Bond Fund
Class F
2019	$9.32	$0.20	$—	$0.20	$(0.21)	$—	$(0.21)	$9.31	2.13%	$256,372	0.38%	0.59%	2.15%	71%
2018	9.31	0.13	0.02	0.15	(0.14)	—	(0.14)	9.32	1.58	262,023	0.38	0.59	1.38	59
2017	9.29	0.09	0.03	0.12	(0.10)	—	(0.10)	9.31	1.33	264,997	0.38	0.68	0.99	89
2016	9.33	0.07	(0.03)	0.04	(0.08)	—	(0.08)	9.29	0.45	197,737	0.38	0.69	0.71	115
2015	9.35	0.06	—	0.06	(0.08)	—	(0.08)	9.33	0.60	255,614	0.38	0.72	0.61	106
Class Y
2019	$9.33	$0.21	$(0.02)	$0.19	$(0.21)	$—	$(0.21)	$9.31	2.11%	$49,571	0.30%	0.34%	2.23%	71%
2018	9.32	0.14	0.01	0.15	(0.14)	—	(0.14)	9.33	1.67	48,136	0.30	0.34	1.46	59
2017	9.29	0.10	0.04	0.14	(0.11)	—	(0.11)	9.32	1.52	45,048	0.30	0.43	1.06	89
2016(1)	9.31	0.02	—	0.02	(0.04)	—	(0.04)	9.29	0.19	37,050	0.30	0.44	0.60	115
Short-Duration Government Fund
Class F
2019	$10.27	$0.18	$(0.03)	$0.15	$(0.20)	$—	$(0.20)	$10.22	1.48%	$642,331	0.48%	0.58%	1.75%	86%
2018	10.43	0.15	(0.14)	0.01	(0.17)	—	(0.17)	10.27	0.13	696,751	0.48	0.59	1.42	169
2017	10.49	0.10	(0.04)	0.06	(0.12)	—	(0.12)	10.43	0.54	796,540	0.48	0.67	0.91	539
2016	10.55	0.07	(0.05)	0.02	(0.08)	—	(0.08)	10.49	0.22	799,269	0.48	0.69	0.64	245
2015	10.52	0.09	0.04	0.13	(0.10)	—	(0.10)	10.55	1.20	661,101	0.48	0.73	0.85	151
Class Y
2019	$10.27	$0.19	$(0.03)	$0.16	$(0.21)	$—	$(0.21)	$10.22	1.63%	$49,948	0.33%	0.33%	1.91%	86%
2018	10.43	0.16	(0.13)	0.03	(0.19)	—	(0.19)	10.27	0.27	51,495	0.34	0.34	1.56	169
2017	10.49	0.11	(0.04)	0.07	(0.13)	—	(0.13)	10.43	0.64	48,808	0.38	0.43	1.02	539
2016	10.55	0.08	(0.05)	0.03	(0.09)	—	(0.09)	10.49	0.32	50,825	0.38	0.44	0.74	245
2015(2)	10.50	0.01	0.05	0.06	(0.01)	—	(0.01)	10.55	0.54	55,017	0.38	0.46	0.97	151
GNMA Fund
Class F
2019	$10.24	$0.25	$—	$0.25	$(0.29)	$—	$(0.29)	$10.20	2.54%	$65,412	0.58%	0.58%	2.48%	134%
2018	10.47	0.24	(0.18)	0.06	(0.29)	—	(0.29)	10.24	0.58	75,582	0.60	0.60	2.32	204
2017	10.82	0.16	(0.16)	0.00	(0.21)	(0.14)	(0.35)	10.47	0.04	116,057	0.63	0.67	1.48	718
2016	10.93	0.15	0.02	0.17	(0.19)	(0.09)	(0.28)	10.82	1.65	122,040	0.63	0.69	1.36	718
2015	10.50	0.11	0.49	0.60	(0.17)	—	(0.17)	10.93	5.79	117,904	0.63	0.69	1.07	758
Class Y
2019	$10.23	$0.29	$—	$0.29	$(0.32)	$—	$(0.32)	$10.20	2.88%	$1,323	0.32%	0.32%	2.84%	134%
2018	10.46	0.27	(0.18)	0.09	(0.32)	—	(0.32)	10.23	0.82	76	0.36	0.36	2.56	204
2017	10.81	0.18	(0.15)	0.03	(0.24)	(0.14)	(0.38)	10.46	0.25	47	0.42	0.43	1.69	718
2016(3)	10.76	0.02	0.11	0.13	(0.06)	(0.02)	(0.08)	10.81	1.26	69	0.43	0.45	0.80	718

*	Per share calculations were performed using average shares.

†

Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Commenced operations on August 25, 2015. All ratios for the period have been annualized.

(2)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

(3)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2019	55

NOTES TO FINANCIAL STATEMENTS

January 31, 2019

1. ORGANIZATION

SEI Daily Income Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with seven operational Funds: the Government, Government II, Treasury and Treasury II (each a “Fund,” collectively, the “Money Market Funds”), the Ultra Short Duration Bond, Short-Duration Government and GNMA (each a “Fund,” collectively, the “Fixed Income Funds”). The Trust is registered to offer: Class F shares of the Funds; and Class CAA shares of the Government Fund and Class Y shares of the Fixed Income Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. The Money Market Funds’ use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Investment securities of the Fixed Income Funds listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on an exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent third-party pricing agent, the Fixed Income Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2019, there were no fair valued securities held by the Funds.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

56	SEI Daily Income Trust / Annual Report / January 31, 2019

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the fiscal year ended January 31, 2019, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

For the Fixed Income Funds, amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

For the Money Market Funds, all amortization is calculated using the straight line method over the holding period of the security. Amortization of premiums and accretion of discounts are included in interest income.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

It is the Funds’ policy to present the repurchase agreements contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the repurchase agreements contracts. Refer to each Fund’s Schedule of Investments for details regarding repurchase agreements contracts as of January 31, 2019, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fixed Income Funds utilized futures contracts during the fiscal year ended January 31, 2019. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. The Funds chose to invest in futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the

SEI Daily Income Trust / Annual Report / January 31, 2019	57

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2019

Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the futures contracts. Refer to each Fund’s Schedule of Investments for details regarding open future contracts as of January 31, 2019, if applicable. The fair value of interest rate futures contracts held in the Fixed Income Funds can be found on the Statements of Assets and Liabilities under the captions Receivable for Variation Margin and Payable for Variation Margin. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Cumulative appreciation/ depreciation of futures contracts are reported in the respective Fixed Income Funds’ Schedule of Investments. Realized gains or losses on interest rate futures contracts related to the Fixed Income Funds are recognized on the Statements of Operations as part of Net Realized Gain (Loss) on Futures Contracts and any change in unrealized appreciation or depreciation is recognized on the Statements of Operations as Net Unrealized Gain (Loss) on Futures Contracts.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund’s investment in swap contracts is mainly used as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the Counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect a Fund’s value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. There were no outstanding swap agreements as of January 31, 2019.

Options Written/Purchased — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded

58	SEI Daily Income Trust / Annual Report / January 31, 2019

as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There were no outstanding options contracts as of January 31, 2019.

TBA Purchase Commitments — To the extent consistent with its Investment Objective and Strategies, a Fixed Income Fund may engage in “to be announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO and CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO and CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO and CLO securities as a class.

The risks of an investment in a CDO and CLO depend largely on its class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs and CLOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs and CLOs, allowing a CDO and CLO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs and CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs and CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — Throughout the year, the Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments

SEI Daily Income Trust / Annual Report / January 31, 2019	59

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2019

were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At January 31, 2019, the Funds did not own any restricted securities except for those designated as 144A on the schedules of investments.

Classes — Class-specific expenses are borne by that class of shares. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements — SEI Investments Management Corporation (“SIMC”) serves as each Fund’s investment adviser (the “Adviser”) and ’’manager of managers” under an investment advisory agreement approved by the shareholders of each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust also has adopted plans under which firms, including the Distributor, that provide shareholder services may receive compensation thereof.

Such plans provide fees payable to the Distributor up to the amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

The Money Market Funds’ Administrator and/or the Distributor have contractually agreed to waive fees or reimburse expenses for each Money Market Fund until May 31, 2019, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, trustees’ fees, taxes and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Money Market Fund’s total operating costs exceed the applicable thresholds and will not affect the Money Market Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Money Market Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Money Market Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by a fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Fixed Income Funds’ Adviser, Administrator and/or Distributor are limited to the Fixed Income Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Fixed Income Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

60	SEI Daily Income Trust / Annual Report / January 31, 2019

The following is a summary of annual fees payable to the Adviser, and Distributor and the expense limitations for each fund:

	Advisory Fees	Shareholder Servicing Fees	Expense Limitations
Government Fund
Class F	0.07%	0.25%	0.20%	(3)
Class CAA	0.07%	0.25%	0.20%	(2)
Government II Fund
Class F	0.07%	0.25%	0.20%	(2)
Treasury Fund
Class F	0.07%	0.25%	0.20%	(2)
Treasury II Fund
Class F	0.07%	0.25%	0.20%	(2)
Ultra Short Duration Bond Fund
Class F	0.10%(4)	0.25%	0.38%	(1)
Class Y	0.10%(4)	—%	0.30%	(1)
Short-Duration Government Fund
Class F	0.09%(5)	0.25%	0.48%	(1)
Class Y	0.09%(5)	—%	0.34%	(1)
GNMA Fund
Class F	0.09%(5)	0.25%	0.60%	(1)
Class Y	0.09%(5)	—%	0.36%	(1)
(1)	Represents a voluntary cap that may be discontinued at any time.
(2)	Represents a contractual cap effective through May 31, 2019, to be changed only by board approval.
(3)

Represents a contractual cap of .25% of Class F, effective through May 31, 2019, to be changed only by Board approval. In addition, management has voluntarily waived fees to a cap of .20% of Class F that may be discontinued at any time.

(4)

The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Ultra Short Duration Bond Fund. The fee is calculated based on the net assets of the Ultra Short Duration Bond Fund.

(5)

The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Short-Duration Government and GNMA Funds. The fee is a blended percentage and is calculated based on the combined assets of these Funds.

The following is a summary of annual fees payable to the Administrator:

	Administration Fees
	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
Government Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Government II Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Treasury Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Treasury II Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Ultra Short Duration Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Short-Duration Government Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
GNMA Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

The Distributor has voluntarily waived all or a portion of the shareholder servicing fees for Class F of each fund, except for the GNMA Fund, since inception of the plan. Such waivers are voluntary and may be discontinued at any time.

The Administrator and Distributor have voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Money Market Funds in order to limit the one-day net income yield of the Funds to not less than 0.01% of the Funds’ average daily net assets. The Funds did not have any such waivers by class for the year ended January 31, 2019.

Pursuant to the “manager of managers” structure, the Board of Trustees approved BlackRock Advisors, LLC as sub-adviser to the Money Market Funds, Logan Circle Partners, L.P. serves as a sub-adviser to the Ultra Short Duration Bond Fund and Wellington Management Company, LLP (“Wellington LLP”) serves as sub-adviser to the Fixed Income Funds. Each sub-adviser is party to an investment sub-advisory agreement with the Advisor. For its services to the Funds, the sub-advisers are entitled to receive a fee paid directly by the Adviser.

U.S. Bank, N.A. serves as the custodian of the Funds. The custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

Other — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator,

SEI Daily Income Trust / Annual Report / January 31, 2019	61

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2019

Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, Sub-Advisers and service providers as required by SEC regulations.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an inter-fund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Inter-fund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds Board of Trustees. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended January 31, 2019, the Trust has not participated in the Program.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended January 31, 2019, were as follows for the Fixed Income Funds:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Ultra Short Duration Bond Fund
Purchases	$22,241	$97,067	$119,308
Sales	39,841	85,109	124,950
GNMA Fund
Purchases	573,381	–	573,381
Sales	597,858	30,024	627,882
Short-Duration Government Fund
Purchases	88,714	313	89,027
Sales	96,045	763	96,808

5. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income

(including net capital gains). Accordingly, no provision for Federal income taxes is required.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature.

To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income, or accumulated net realized gain, as appropriate, in the periods that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on expiration of capital losses have been reclassified to/from the following accounts as of January 31, 2019:

	Paid-in Capital ($ Thousands)	Distributable Earnings ($Thousands)
Ultra Short Duration Bond Fund	$(11,895)	$11,895

These reclassifications have no impact on net assets or net asset value per share.

62	SEI Daily Income Trust / Annual Report / January 31, 2019

The tax character of dividends and distributions during the last two fiscal years was as follows:

		Ordinary Income ($ Thousands)	Total ($ Thousands)
Government Fund
	2019	$130,309	$130,309
	2018	56,626	56,626
Government II Fund
	2019	31,343	31,343
	2018	15,370	15,370
Treasury Fund
	2019	1,802	1,802
	2018	780	780
Treasury II Fund
	2019	9,596	9,596
	2018	4,142	4,142
Ultra Short Duration Bond Fund
	2019	6,803	6,803
	2018	4,570	4,570
Short-Duration Government Fund
	2019	13,839	13,839
	2018	13,434	13,434
GNMA Fund
	2019	1,927	1,927
	2018	2,737	2,737

As of January 31, 2019, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Government Fund	$18,598	$—	$—	$—	$—	$—	$(18,596)	$2
Government II Fund	3,491	—	(29)	—	—	—	(3,468)	(6)
Treasury Fund	162	—	—	—	—	—	(158)	4
Treasury II Fund	1,089	—	(6)	—	—	—	(1,071)	12
Ultra Short Duration Bond Fund	699	—	(6,251)	—	—	(629)	(696)	(6,877)
Short-Duration Government Fund	1,623	—	(17,336)	—	—	(5,207)	(1,026)	(21,946)
GNMA Fund	159	—	(3,171)	—	—	24	(154)	(3,142)

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. It is the Funds’ intent that they will not distribute any realized gain distributions until the carryforwards have been offset or expired.

During the fiscal year ended January 31, 2019, the Government Fund utilized $38,668 of capital loss carryforwards to offset capital gains.

At January 31, 2019, the following Funds had capital loss carryforwards to offset future realized capital gains:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
Government II Fund	$29	$—	$29
Treasury II Fund	6	—	6
Ultra Short Duration Bond Fund	120	6,131	6,251
Short-Duration Government Fund	4,061	13,275	17,336
GNMA Fund	2,521	650	3,171

SEI Daily Income Trust / Annual Report / January 31, 2019	63

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2019

Post October losses represent losses realized on investment transactions from November 1, 2018 through December 31, 2018 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year.

During the fiscal year ended January 31, 2019, the Money Market Funds’ cost of securities for Federal income tax purposes approximates the cost located in the Statements of Assets and Liabilities.

For Federal income tax purposes, the cost of securities owned at January 31, 2019, and net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fixed Income Funds at January 31, 2019, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Ultra Short Duration
Bond Fund	$307,541	$423	$(1,052)	$(629)
Short-Duration
Government Fund	684,442	3,100	(8,307)	(5,207)
GNMA Fund	70,103	969	(945)	24

Management has analyzed the Funds’ tax positions taken on the federal tax returns for all open tax years and has concluded that as of January 31, 2019, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal income and excise tax returns are subject to examination by the IRS for all open tax years under the applicable Statute of Limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. CONCENTRATION/RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

The following is not intended to be a complete discussion of the risks associated with investing in a fund. Please review each Fund’s prospectus for additional disclosures regarding principal risks associated with investing in a fund.

Asset-Backed Securities Risk — The Ultra Short Duration Bond Fund is subject to asset-backed securities risk, whereas payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Commercial Paper Risk — The Ultra Short Duration Bond Fund is subject to commercial paper risk. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Corporate Fixed Income Risk — The Ultra Short Duration Bond Fund is subject to corporate fixed income risk. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The Funds are all subject to the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fixed Income Funds’ use of futures contracts and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to

64	SEI Daily Income Trust / Annual Report / January 31, 2019

value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fixed Income Funds’ use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fixed Income Funds may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The Funds are subject to the risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk — The prices of the Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Funds’ fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Funds’ value may fluctuate and/or the Funds may experience increased redemptions from shareholders, which may impact the Funds’ liquidity or force the Funds to sell securities into a declining or illiquid market.

Foreign Issuer Risk — The Ultra Short Duration Bond Fund is subject to the risk that issuers in foreign countries face political and economic events unique to such countries. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S.

Interest Rate Risk — The Funds are subject to the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Funds invest. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The Fixed Income Funds are subject to the risk that a Funds’ investments in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Leverage Risk — The Fixed Income Funds’ use of derivatives or investments in repurchase agreements may result in the Funds’ total investment exposure substantially exceeding the value of its portfolio securities and the Funds’ investment returns depending substantially on the performance of securities that the Funds may not directly own. The use of leverage can amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Funds’ use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The Funds are subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The Funds are subject to the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Mortgage-Backed Securities Risk — The Fixed Income Funds are subject to mortgage-backed securities risk. Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with

SEI Daily Income Trust / Annual Report / January 31, 2019	65

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2019

the Funds’ expectations. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by a fund.

Opportunity Risk — The Funds are subject to the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The Funds (excluding the Treasury Fund and Treasury II Fund) are subject to the risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Funds to invest the proceeds at generally lower interest rates.

Portfolio Turnover Risk — Due to their investment strategies, the Short-Duration Government Fund and GNMA Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Funds’ performance.

Redemption Risk — The Money Market Funds may experience periods of heavy redemptions that could cause the Funds to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. This could have a significant adverse effect on the Funds’ ability to maintain a stable $1.00 share price, and, in extreme circumstances, could cause the Funds to suspend redemptions and liquidate completely.

Repurchase Agreement Risk — The Funds (excluding the Government Fund and Treasury Fund) are subject to repurchase agreement risk. Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Funds’ recovery of collateral.

U.S. Government Securities Risk — The Funds are subject to U.S. Government securities risk. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

7. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of January 31, 2019, SPTC held of record the following:

Government Fund, Cl CAA	100.00%
Government Fund, Cl Y	71.22%
Government II Fund	60.60%
Treasury Fund	88.40%
Treasury II Fund	72.76%
Ultra Short Duration Bond Fund, Cl F	93.67%
Ultra Short Duration Bond Fund, Cl Y	80.15%
Short-Duration Government Fund, Cl F	97.43%
Short-Duration Government Fund, Cl Y	17.70%
GNMA Fund, Cl F	79.60%
GNMA Fund, Cl Y	97.02%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

8. REGULATORY MATTERS

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements.

66	SEI Daily Income Trust / Annual Report / January 31, 2019

For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

10. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of the date of the report. However, the following are details relating to subsequent events that have occurred since January 31, 2019.

On March 8, 2019, the Adviser made a capital contribution to the Treasury Fund (the “Fund”) related to the Fund’s historical losses. The amount of the capital contribution was $56,455.

SEI Daily Income Trust / Annual Report / January 31, 2019	67

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Daily Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Daily Income Trust, comprised of Government Fund, Government II Fund, Treasury Fund, Treasury II Fund, Ultra Short Duration Bond Fund, Short-Duration Government Fund, and GNMA Fund (collectively, the “Funds”), including the schedules of investments, as of January 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of January 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2019, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

March 28, 2019

68	SEI Daily Income Trust / Annual Report / January 31, 2019

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of January 31, 2019.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI’’) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES

Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	101	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund ll, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 78 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	101	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	101	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Daily Income Trust / Annual Report / January 31, 2019	69

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 61 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm} since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	101	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 71 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	101	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	101	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	101	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006-2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	101	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 68 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	101	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

70	SEI Daily Income Trust / Annual Report / January 31, 2019

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS

Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 72 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 56 yrs. old	Chief Compliance Officer	since 2006

Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund,

The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund lll and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.

				N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 50 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 48 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 51 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004—to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Daily Income Trust / Annual Report / January 31, 2019	71

DISCLOSURE OF FUND EXPENSES (Unaudited)

January 31, 2019

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2018 to January 31, 2019).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 8/1/18	Ending Account Value 1/31/19	Annualized Expense Ratios	Expenses Paid During Period *
Government Fund
Actual Fund Return
Class F	$1,000.00	$1,009.80	0.20%	$1.01
Class CAA	1,000.00	1,009.80	0.20	1.01
Hypothetical 5% Return	$1,000.00	$1,024.20	0.20%	$1.02
Class F
Class CAA	1,000.00	1,024.20	0.20	1.02
Government II Fund
Actual Fund Return
Class F	$1,000.00	$1,010.10	0.20%	$1.01
Hypothetical 5% Return
Class F	$1,000.00	$1,024.20	0.20%	$1.02

	Beginning Account Value 8/1/18	Ending Account Value 1/31/19	Annualized Expense Ratios	Expenses Paid During Period *
Treasury Fund
Actual Fund Return
Class F	$1,000.00	$1,009.80	0.20%	$1.01
Hypothetical 5% Return
Class F	$1,000.00	$1,024.20	0.20%	$1.02
Treasury II Fund
Actual Fund Return
Class F	$1,000.00	$1,010.10	0.20%	$1.01
Hypothetical 5% Return
Class F	$1,000.00	$1,024.20	0.20%	$1.02

72	SEI Daily Income Trust / Annual Report / January 31, 2019

	Beginning Account Value 8/1/18	Ending Account Value 1/31/19	Annualized Expense Ratios	Expenses Paid During Period *
Ultra Short Duration Bond Fund
Actual Fund Return
Class F	$1,000.00	$1,012.10	0.38%	$1.93
Class Y	1,000.00	1,012.50	0.30	1.52
Hypothetical 5% Return
Class F	$1,000.00	$1,023.30	0.38%	$1.94
Class Y	1,000.00	1,023.70	0.30	1.53
Short-Duration Government Fund
Actual Fund Return
Class F	$1,000.00	$1,011.60	0.48%	$2.43
Class Y	1,000.00	1,012.40	0.32	1.62
Hypothetical 5% Return
Class F	$1,000.00	$1,022.80	0.48%	$2.45
Class Y	1,000.00	1,023.60	0.32	1.63

	Beginning Account Value 8/1/18	Ending Account Value 1/31/19	Annualized Expense Ratios	Expenses Paid During Period *
GNMA Fund
Actual Fund Return
Class F	$1,000.00	$1,025.80	0.57%	$2.91
Class Y	1,000.00	1,027.90	0.31	1.58
Hypothetical 5% Return
Class F	$1,000.00	$1,022.30	0.57%	$2.91
Class Y	1,000.00	1,023.60	0.31	1.58

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

SEI Daily Income Trust / Annual Report / January 31, 2019	73

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited)

SEI Daily Income Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 27–28, 2018 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on March 27–28, 2018 and September 10-12, 2018. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the

74	SEI Daily Income Trust / Annual Report / January 31, 2019

factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and

SEI Daily Income Trust / Annual Report / January 31, 2019	75

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited) (Concluded)

profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

76	SEI Daily Income Trust / Annual Report / January 31, 2019

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a January 31, 2019, taxable year end, this notice is for information purposes only. For shareholders with a January 31, 2019, taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended January 31, 2019, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Total Distributions (Tax Basis)	U.S. Government Interest (1)	Interest Related Dividends (2)	Short-Term Capital Gains Dividends (3)
Government Fund	0.00%	100.00%	100.00%	74.05%	99.99%	100.00%
Government II Fund	0.00%	100.00%	100.00%	100.00%	99.99%	0.00%
Treasury Fund*	0.00%	100.00%	100.00%	60.02%	99.81%	100.00%
Treasury II Fund	0.00%	100.00%	100.00%	100.00%	99.99%	0.00%
Ultra Short Duration Bond Fund*	0.00%	100.00%	100.00%	6.38%	6.73%	0.00%
Short-Duration Government Fund*	0.00%	100.00%	100.00%	16.24%	100.00%	0.00%
GNMA Fund*	0.00%	100.00%	100.00%	0.46%	99.77%	0.00%

Items (A), (B), (C) are based on the percentage of the Fund’s total distribution.

(1)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(2)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(3)

The percentage in this column represents the amount of “Short-Term Capital Gains Dividends” and is reflected as a percentage of short- term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

* Shareholders who are residents of California, Connecticut and New York, these funds have not met the statutory threshold requirements to permit exemption of these amounts from state income tax.

Please consult your tax adviser for proper treatment of this information.

SEI Daily Income Trust / Annual Report / January 31, 2019	77

SEI DAILY INCOME TRUST ANNUAL REPORT JANUARY 31, 2019

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-022 (1/19)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2019 and 2018 as follows:

		Fiscal Year 2019			Fiscal Year 2018
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$141,330	N/A	$0	$139,930	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$342,371	$0	$0	$341,057	$0

Notes:

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2) See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre approval, the Audit Committee will consider whether such services are consistent with SEC rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2019	Fiscal 2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees billed by KPMG for the fiscal years 2019 and 2018 were $342,371 and $341,057, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Daily Income Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher, President and CEO

Date: April 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher, President and CEO

Date: April 8, 2019

By:	/s/ James J. Hoffmayer
James J. Hoffmayer, Controller & CFO

Date: April 8, 2019